EXHIBIT 4.3



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                               [NAME OF SERVICER],
                                   as Servicer


                           _____ TRUST SERIES ____-__,
                                as Issuing Entity


                                       and



                           [NAME OF INDENTURE TRUSTEE]
                              as Indenture Trustee





                           --------------------------

                               SERVICING AGREEMENT

                           Dated as of ________ 1, ___

                           --------------------------






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
                                                 TABLE OF CONTENTS



                                                     ARTICLE I

                                                    Definitions
Section 1.01         Definitions.............................................................................
Section 1.02         Other Definitional Provisions...........................................................
Section 1.03         Interest Calculations...................................................................

                                                    ARTICLE II

                                          Representations and Warranties

Section 2.01         Representations and Warranties Regarding the Servicer...................................
Section 2.02         Representations and Warranties of the Issuing Entity....................................
Section 2.03         Enforcement of Representations and Warranties...........................................

                                                    ARTICLE III

                                       Administration and Servicing of Loans

Section 3.01         The Servicer............................................................................
Section 3.02         Collection of Certain Loan Payments.....................................................
Section 3.03         Withdrawals From the Custodial Account..................................................
Section 3.04         Maintenance of Hazard Insurance; Property Protection Expenses...........................
Section 3.05         Modification Agreements.................................................................
Section 3.06         Trust Estate; Related Documents.........................................................
Section 3.07         Realization Upon Defaulted Loans; Loss Mitigation.......................................
Section 3.08         Issuing Entity and Indenture Trustee to Cooperate.......................................
Section 3.09         Servicing Compensation; Payment of Certain Expenses by Servicer.........................
Section 3.10         Annual Statement as to Compliance.......................................................
Section 3.11         Annual Servicing Report.................................................................
Section 3.12         Access to Certain Documentation and Information Regarding the Loans.....................
Section 3.13         Maintenance of Certain Servicing Insurance Policies.....................................
Section 3.14         Information Required by the Internal Revenue Service and Reports of Foreclosures
                      and Abandonments of Mortgaged Property.................................................
Section 3.15         Optional Purchase of Loans by Servicer..................................................

                                                    ARTICLE IV

                                               Servicing Certificate

Section 4.01         Statements to Securityholders...........................................................
Section 4.02         Tax Reporting...........................................................................

                                                     ARTICLE V

                                                  Payment Account

Section 5.01         Payment Account.........................................................................

                                                    ARTICLE VI

                                                   The Servicer

Section 6.01         Liability of the Servicer...............................................................
Section 6.02         Merger or Consolidation of, or Assumption of the Obligations of, the Servicer...........
Section 6.03         Limitation on Liability of the Servicer and Others......................................
Section 6.04         Servicer Not to Resign..................................................................
Section 6.05         Delegation of Duties....................................................................

                                                    ARTICLE VII

                                                      Default

Section 7.01         Servicing Default.......................................................................
Section 7.02         Indenture Trustee to Act; Appointment of Successor......................................
Section 7.03         Notification to Securityholders.........................................................

                                                   ARTICLE VIII

                                             Miscellaneous Provisions

Section 8.01         Amendment...............................................................................
Section 8.02         Governing Law...........................................................................
Section 8.03         Notices.................................................................................
Section 8.04         Severability of Provisions..............................................................
Section 8.05         Third-Party Beneficiaries...............................................................
Section 8.06         Counterparts............................................................................
Section 8.07         Effect of Headings and Table of Contents................................................
Section 8.08         Termination Upon Purchase by the Servicer or Liquidation of All Loans; Partial
                      Redemption.............................................................................
Section 8.09         Certain Matters Affecting the Indenture Trustee.........................................
Section 8.10         Owner Trustee Not Liable for Related Documents..........................................


EXHIBIT A - LOAN SCHEDULE....................................................................................
EXHIBIT B - POWER OF ATTORNEY................................................................................
EXHIBIT C - FORM OF REQUEST FOR RELEASE......................................................................
EXHIBIT D - CERTIFICATE PURSUANT TO SECTION 3.08 ............................................................
EXHIBIT E - SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE...................................

         This is a Servicing Agreement, dated as of _________ 1, ____, among [Name of Servicer] (the "Servicer"), the _____ Trust Series ____-__ (the "Issuing Entity") and [Name of Indenture Trustee] (the "Indenture Trustee").

                          W I T N E S S E T H T H A T:

         WHEREAS, pursuant to the terms of the Loan Purchase Agreement, [Name of Sponsor] (in its capacity as Sponsor) will sell to the Depositor the Loans together with the Related Documents on the Closing Date;

         WHEREAS, the Depositor will sell the Loans and all of its rights under the Loan Purchase Agreement to the Issuing Entity, together with the Related Documents on the Closing Date;

         WHEREAS, pursuant to the terms of the Trust Agreement, the Issuing Entity will issue and transfer to or at the direction of the Depositor, the Certificates;

         WHEREAS, pursuant to the terms of the Indenture, the Issuing Entity will issue and transfer to or at the direction of the Depositor, the Notes; and

         WHEREAS, pursuant to the terms of this Servicing Agreement, the Servicer will service the Loans directly or through one or more Subservicers;

         NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

                                   ARTICLE I

                                   Definitions

         Section 1.01 Definitions. For all purposes of this Servicing Agreement, except as otherwise expressly provided herein or unless the context otherwise requires, capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in the Definitions contained in Appendix A to the Indenture dated as of _______________ (the "Indenture"), between ______ Trust Series ____-__, as issuing entity, and [Name of Indenture Trustee], as indenture trustee, which is incorporated by reference herein. All other capitalized terms used herein shall have the meanings specified herein.

         Section 1.02 Other Definitional Provisions. (a) All terms defined in this Servicing Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

         (b) As used in this Servicing Agreement and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in this Servicing Agreement or in any such certificate or other document, and accounting terms partly defined in this Servicing Agreement or in any such certificate or other document, to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles. To the extent that the definitions of accounting terms in this Servicing Agreement or in any such certificate or other document are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained in this Servicing Agreement or in any such certificate or other document shall control.

         (c) The words "hereof," "herein," "hereunder" and words of similar import when used in this Servicing Agreement shall refer to this Servicing Agreement as a whole and not to any particular provision of this Servicing Agreement; Section and Exhibit references contained in this Servicing Agreement are references to Sections and Exhibits in or to this Servicing Agreement unless otherwise specified; and the term "including" shall mean "including without limitation".

         (d) The definitions contained in this Servicing Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as the feminine and neuter genders of such terms.

         (e) Any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; references to a Person are also to its permitted successors and assigns.

         Section 1.03 Interest Calculations. All calculations of interest hereunder that are made in respect of the Stated Principal Balance of a Loan shall be made in accordance with the Mortgage Note. All calculations of interest on the Securities (other than the Class A, M-2 and B-1 Notes) shall be made on the basis of a 30-day month and a year assumed to consist of 360 days. Calculation of interest on the Class A, M-2 and B-1 Notes shall be made on the basis of the actual number of days in the Accrual Period and a year assumed to consist of 360 days. The calculation of the Servicing Fee shall be made on the basis of a 30-day month and a year assumed to consist of 360 days. All dollar amounts calculated hereunder shall be rounded to the nearest penny with one-half of one penny being rounded up.

                                   ARTICLE II

                         Representations and Warranties

         Section 2.01 Representations and Warranties Regarding the Servicer. The Servicer represents and warrants to the Issuing Entity and for the benefit of the Indenture Trustee, as pledgee of the Loans, as of the Cut-off Date:

                  (i) The Servicer is a limited partnership duly organized, validly existing and in good standing under the laws of the State of _____________ and has the corporate power to own its assets and to transact the business in which it is currently engaged. The Servicer is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the character of the business transacted by it or properties owned or leased by it requires such qualification and in which the failure to so qualify would have a material adverse effect on the business, properties, assets, or condition (financial or other) of the Servicer;

                  (ii) The Servicer has the power and authority to make, execute, deliver and perform this Servicing Agreement and all of the transactions contemplated under this Servicing Agreement, and has taken all necessary corporate action to authorize the execution, delivery and performance of this Servicing Agreement. When executed and delivered, this Servicing Agreement will constitute the legal, valid and binding obligation of the Servicer enforceable in accordance with its terms, except as enforcement of such terms may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and by the availability of equitable remedies;

                  (iii) The Servicer is not required to obtain the consent of any other Person or any consent, license, approval or authorization from, or registration or declaration with, any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity or enforceability of this Servicing Agreement, except for such consent, license, approval or authorization, or registration or declaration, as shall have been obtained or filed, as the case may be;

                  (iv) The execution and delivery of this Servicing Agreement and the performance of the transactions contemplated hereby by the Servicer will not violate any provision of any existing law or regulation or any order or decree of any court applicable to the Servicer or any provision of the Certificate of Incorporation of the Servicer, or constitute a material breach of any mortgage, indenture, contract or other agreement to which the Servicer is a party or by which the Servicer may be bound; and

                  (v) No litigation or administrative proceeding of or before any court, tribunal or governmental body is currently pending, or to the knowledge of the Servicer threatened, against the Servicer or any of its properties or with respect to this Servicing Agreement or the Securities which in the opinion of the Servicer has a reasonable likelihood of resulting in a material adverse effect on the transactions contemplated by this Servicing Agreement.

         The foregoing representations and warranties shall survive any termination of the Servicer hereunder.

         Section 2.02 Representations and Warranties of the Issuing Entity. The Issuing Entity hereby represents and warrants to the Servicer and for the benefit of the Indenture Trustee, as pledgee of the Loans, as of the Cut-off
Date:

                  (i) The Issuing Entity is a business trust duly formed and in good standing under the laws of the State of Delaware and has full power, authority and legal right to execute and deliver this Servicing Agreement and to perform its obligations under this Servicing Agreement, and has taken all necessary action to authorize the execution, delivery and performance by it of this Servicing Agreement; and

                  (ii) The execution and delivery by the Issuing Entity of this Servicing Agreement and the performance by the Issuing Entity of its obligations under this Servicing Agreement will not violate any provision of any law or regulation governing the Issuing Entity or any order, writ, judgment or decree of any court, arbitrator or governmental authority or agency applicable to the Issuing Entity or any of its assets. Such execution, delivery, authentication and performance will not conflict with, or result in a breach or violation of, any mortgage, deed of trust, lease or other agreement or instrument to which the Issuing Entity is bound.

         Section 2.03 Enforcement of Representations and Warranties. The Servicer, on behalf of and subject to the direction of the Indenture Trustee, as pledgee of the Loans, or the Issuing Entity, shall enforce the representations and warranties of the Sponsor pursuant to the Loan Purchase Agreement. Upon the discovery by the Sponsor, the Depositor, the Servicer, the Indenture Trustee, the Issuing Entity, or any Custodian of a breach of any of the representations and warranties made in the Loan Purchase Agreement, in respect of any Loan which materially and adversely affects the interests of the Securityholders, the party discovering such breach or existence shall give prompt written notice to the other parties. The Servicer shall promptly notify the Sponsor of such breach and request that, pursuant to the terms of the Loan Purchase Agreement, the Sponsor either (i) cure such breach in all material respects within 90 days from the date the Sponsor was notified of such breach or (ii) purchase such Loan from the Issuing Entity at the price and in the manner set forth in Section 4 of the Loan Purchase Agreement; provided that the Sponsor shall, subject to compliance with all the conditions set forth in the Loan Purchase Agreement, have the option to substitute an Eligible Substitute Loan or Loans for such Loan. In the event that the Sponsor elects to substitute one or more Eligible Substitute Loans pursuant to Section 4 of the Loan Purchase Agreement, the Sponsor shall deliver to the Issuing Entity with respect to such Eligible Substitute Loans, the original Mortgage Note, the Mortgage, and such other documents and agreements as are required by the Loan Purchase Agreement. Payments due with respect to Eligible Substitute Loans in the month of substitution shall not be transferred to the Issuing Entity and will be retained by the Servicer and remitted by the Servicer to the Sponsor on the next succeeding Payment Date provided a payment at least equal to the applicable Monthly Payment has been received by the Issuing Entity for such month in respect of the Loan to be removed. The Servicer shall amend or cause to be amended the Loan Schedule to reflect the removal of such Loan and the substitution of the Eligible Substitute Loans and the Servicer shall promptly deliver the amended Loan Schedule to the Owner Trustee and the Indenture Trustee.

         It is understood and agreed that the obligation of the Sponsor to cure such breach or purchase or substitute for such Loan as to which such a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to the Issuing Entity and the Indenture Trustee, as pledgee of the Loans, against the Sponsor. In connection with the purchase of or substitution for any such Loan by the Sponsor, the Issuing Entity shall assign to the Sponsor all of its right, title and interest in respect of the Loan Purchase Agreement applicable to such Loan. Upon receipt of the Repurchase Price, or upon completion of such substitution, the Servicer shall notify the Custodian and then the Custodian shall deliver the Mortgage Files to the Servicer, together with all relevant endorsements and assignments prepared by the Servicer which the Indenture Trustee shall execute.

                                  ARTICLE III

                      Administration and Servicing of Loans

         Section 3.01 The Servicer. (a) The Servicer shall service and administer the Loans in accordance with the terms of this Servicing Agreement, following such procedures as it would employ in its good faith business judgment and which are normal and usual in its general mortgage servicing activities, and shall have full power and authority, acting alone or through a subservicer, to do any and all things in connection with such servicing and administration which it may deem necessary or desirable, it being understood, however, that the Servicer shall at all times remain responsible to the Issuing Entity and the Indenture Trustee for the performance of its duties and obligations hereunder in accordance with the terms hereof. Without limiting the generality of the foregoing, the Servicer shall continue, and is hereby authorized and empowered by the Issuing Entity and the Indenture Trustee, as pledgee of the Loans, to execute and deliver, on behalf of itself, the Issuing Entity, the Indenture Trustee or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, or of consent to modification in connection with a proposed conveyance, or of assignment of any Mortgage and Mortgage Note in connection with the repurchase of a Loan and all other comparable instruments with respect to the Loans and with respect to the Mortgaged Properties, or with respect to the modification or re-recording of a Mortgage for the purpose of correcting the Mortgage, the subordination of the lien of the Mortgage in favor of a public utility company or government agency or unit with powers of eminent domain, the taking of a deed in lieu of foreclosure, the commencement, prosecution or completion of judicial or non-judicial foreclosure, the acquisition of any property acquired by foreclosure or deed in lieu of foreclosure, or the management, marketing and conveyance of any property acquired by foreclosure or deed in lieu of foreclosure. The Issuing Entity, the Indenture Trustee and the Custodian, as applicable, shall furnish the Servicer with any powers of attorney and other documents necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties hereunder. On the Closing Date, the Indenture Trustee shall deliver to the Servicer a limited power of attorney substantially in the form of Exhibit B hereto.

         If the Mortgage relating to a Loan did not have a lien senior to the Loan on the related Mortgaged Property as of the Cut-off Date, then the Servicer, in such capacity, may not consent to the placing of a lien senior to that of the Mortgage on the related Mortgaged Property. If the Mortgage relating to a Loan had a lien senior to the Loan on the related Mortgaged Property as of the Cut-off Date, then the Servicer, in such capacity, may consent to the refinancing of the prior senior lien, provided that the following requirements are met:

                  (i) (A) the Mortgagor's debt-to-income ratio resulting from such refinancing is less than the original debt-to-income ratio as set forth on the Mortgage Loan Schedule; or

                  (B) the resulting Combined Loan-to-Value Ratio of such Loan is no higher than the Combined Loan-to-Value Ratio prior to such refinancing; provided, however, if such refinanced mortgage loan is a "rate and term" mortgage loan (meaning, the Mortgagor does not receive any cash from the refinancing), the Combined Loan-to-Value Ratio may increase to the extent of the reasonable closing costs of such refinancing;

                  (ii) the interest rate, or, in the case of an adjustable rate existing senior lien, the maximum interest rate, for the loan evidencing the refinanced senior lien is no more than 2.0% higher than the interest rate or the maximum interest rate, as the case may be, on the loan evidencing the existing senior lien immediately prior to the date of such refinancing; provided, however (a) if the loan evidencing the existing senior lien prior to the date of refinancing has an adjustable rate and the loan evidencing the refinanced senior lien has a fixed rate, then the current interest rate on the loan evidencing the refinanced senior lien may be up to 2.0% higher than the then-current loan rate of the loan evidencing the existing senior lien and (b) if the loan evidencing the existing senior lien prior to the date of refinancing has a fixed rate and the loan evidencing the refinanced senior lien has an adjustable rate, then the maximum interest rate on the loan evidencing the refinanced senior lien shall be less than or equal to (x) the interest rate on the loan evidencing the existing senior lien prior to the date of refinancing plus (y) 2.0%; and

                  (iii) the loan evidencing the refinanced senior lien is not subject to negative amortization.

         The relationship of the Servicer (and of any successor to the Servicer as servicer under this Servicing Agreement) to the Issuing Entity under this Servicing Agreement is intended by the parties to be that of an independent contractor and not that of a joint venturer, partner or agent.

         (b) The Servicer may continue in effect Subservicing Agreements entered into by the Sponsor and Subservicers prior to the execution and delivery of this Agreement, and may enter into Subservicing Agreements with Subservicers for the servicing and administration of certain of the Loans. Each Subservicer of a Loan shall be entitled to receive and retain, as provided in the related Subservicing Agreement and in Section 3.02, the related Subservicing Fee from payments of interest received on such Loan after payment of all amounts required to be remitted to the Servicer in respect of such Loan. For any Loan not subject to a Subservicing Agreement, the Servicer shall be entitled to receive and retain an amount equal to the Subservicing Fee from payments of interest. References in this Servicing Agreement to actions taken or to be taken by the Servicer in servicing the Loans include actions taken or to be taken by a Subservicer on behalf of the Servicer. Each Subservicing Agreement will be upon such terms and conditions as are not inconsistent with this Servicing Agreement and as the Servicer and the Subservicer have agreed. With the approval of the Servicer, a Subservicer may delegate its servicing obligations to third-party servicers, but such Subservicers will remain obligated under the related Subservicing Agreements. The Servicer and the Subservicer may enter into amendments to the related Subservicing Agreements; provided, however, that any such amendments shall not cause the Loans to be serviced in a manner that would be materially inconsistent with the standards set forth in this Servicing Agreement. The Servicer shall be entitled to terminate any Subservicing Agreement in accordance with the terms and conditions thereof and without any limitation by virtue of this Servicing Agreement; provided, however, that in the event of termination of any Subservicing Agreement by the Servicer or the Subservicer, the Servicer shall either act as servicer of the related Loan or enter into a Subservicing Agreement with a successor Subservicer which will be bound by the terms of the related Subservicing Agreement. The Servicer shall be entitled to enter into any agreement with a Subservicer for indemnification of the Servicer and nothing contained in this Servicing Agreement shall be deemed to limit or modify such indemnification.

         In the event that the rights, duties and obligations of the Servicer are terminated hereunder, any successor to the Servicer in its sole discretion may, to the extent permitted by applicable law, terminate the existing Subservicing Agreement with any Subservicer in accordance with the terms of the applicable Subservicing Agreement or assume the terminated Servicer's rights and obligations under such subservicing arrangements which termination or assumption will not violate the terms of such arrangements.

         As part of its servicing activities hereunder, the Servicer, for the benefit of the Securityholders, shall use reasonable efforts to enforce the obligations of each Subservicer under the related Subservicing Agreement, to the extent that the non-performance of any such obligation would have a material adverse effect on a Loan. Such enforcement, including, without limitation, the legal prosecution of claims, termination of Subservicing Agreements and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Servicer would employ in its good faith business judgment and which are normal and usual in its general mortgage servicing activities. The Servicer shall pay the costs of such enforcement at its own expense, and shall be reimbursed therefor only (i) from a general recovery resulting from such enforcement to the extent, if any, that such recovery exceeds all amounts due in respect of the related Loan or (ii) from a specific recovery of costs, expenses or attorneys fees against the party against whom such enforcement is directed.

         Section 3.02 Collection of Certain Loan Payments. (a) The Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Loans, and shall, to the extent such procedures shall be consistent with this Servicing Agreement and generally consistent with any related insurance policy, follow such collection procedures as it would employ in its good faith business judgment and which are normal and usual in its general mortgage servicing activities. Consistent with the foregoing, and without limiting the generality of the foregoing, the Servicer may in its discretion waive any late payment charge, prepayment charge or penalty interest or other fees which may be collected in the ordinary course of servicing such Loan. The Servicer may also extend the Due Date for payment due on a Loan, provided, however, that the Servicer shall first determine that any such waiver or extension will not impair the coverage of any related insurance policy or materially adversely affect the lien of the related Mortgage (except as described below) or the interests of the Securityholders. Consistent with the terms of this Servicing Agreement, the Servicer may also:

                  (i) waive, modify or vary any term of any Loan;

                  (ii) consent to the postponement of strict compliance with any such term or in any manner grant indulgence to any Mortgagor;

                  (iii) arrange with a Mortgagor a schedule for the payment of principal and interest due and unpaid;

                  (iv) forgive any portion of the amounts contractually owed under the Loan;

                  (v) capitalize past due amounts owed under the Loan by adding any amounts in arrearage to the existing principal balance of the Loan (a "Capitalization Workout") of which will result in an increased Monthly Payment amount, provided that: (A) the amount added to the existing principal balance of the Loan (the "Capitalized Amount") shall be no greater than five times the Mortgagor's current Monthly Payment amount; and (B) the Servicer shall not enter into a Capitalization Workout unless the Combined Loan-to-Value Ratio of the Loan prior to the Capitalization Workout equals or exceeds 80% and the Mortgagor has qualified for the Capitalization Workout under the Servicer's servicing guidelines;

                  (vi) reset the Due Date for the Loan, or any combination of the foregoing;

if in the Servicer's determination such waiver, modification, postponement or indulgence, arrangement or other action referred to above is not materially adverse to the interests of the Securityholders and is generally consistent with the Servicer's policies with respect to mortgage loans similar to the Loans; provided, however, that the Servicer may not modify or permit any Subservicer to modify any Loan (including without limitation any modification that would change the Loan Rate, forgive the payment of any principal or interest (unless in connection with the liquidation of the related Loan) or extend the final maturity date of such Loan) unless such Loan is in default or, in the judgment of the Servicer, such default is reasonably foreseeable. The general terms of any waiver, modification, postponement or indulgence with respect to any of the Loans will be included in the Servicing Certificate, and such Loans will not be considered "delinquent" for the purposes of the Basic Documents so long as the Mortgagor complies with the terms of such waiver, modification, postponement or indulgence.

         (b) The Servicer shall establish a Custodial Account, which shall be an Eligible Account in which the Servicer shall deposit or cause to be deposited any amounts representing payments and collections in respect of the Loans received by it subsequent to the Cut-off Date (other than in respect of the payments referred to in the following paragraph) within one Business Day following receipt thereof (or otherwise on or prior to the Closing Date), including the following payments and collections received or made by it (without duplication):

                  (i) all payments of principal or interest on the Loans received by the Servicer from the respective Subservicer, net of any portion of the interest thereof retained by the Subservicer as Subservicing Fees;

                  (ii) the aggregate Repurchase Price of the Loans purchased by the Servicer pursuant to Section 3.15;

                  (iii) Net Liquidation Proceeds net of any related Foreclosure Profit;

                  (iv) all proceeds of any Loans repurchased by the Sponsor pursuant to the Loan Purchase Agreement, and all Substitution Amounts required to be deposited in connection with the substitution of an Eligible Substitute Loan pursuant to the Loan Purchase Agreement;

                  (v) insurance proceeds, other than Net Liquidation Proceeds, resulting from any insurance policy maintained on a Mortgaged Property; and

                  (vi) amounts required to be paid by the Servicer pursuant to Sections 3.04 and 8.08.

provided, however, that with respect to each Collection Period, the Servicer shall be permitted to retain from payments in respect of interest on the Loans, the Servicing Fee for such Collection Period. The foregoing requirements respecting deposits to the Custodial Account are exclusive, it being understood that, without limiting the generality of the foregoing, the Servicer need not deposit in the Custodial Account amounts representing Foreclosure Profits, prepayment penalties, fees (including annual fees) or late charge penalties payable by Mortgagors (such amounts to be retained as additional servicing compensation in accordance with Section 3.09 hereof), or amounts received by the Servicer for the accounts of Mortgagors for application towards the payment of taxes, insurance premiums, assessments and similar items. In the event any amount not required to be deposited in the Custodial Account is so deposited, the Servicer may at any time withdraw such amount from the Custodial Account, any provision herein to the contrary notwithstanding.

         The Servicer may cause the institution maintaining the Custodial Account to invest any funds in the Custodial Account in Permitted Investments, which shall mature not later than the Business Day preceding the next Payment Date and which shall not be sold or disposed of prior to its maturity. Except as provided above, all income and gain realized from any such investment shall inure to the benefit of the Servicer and shall be subject to its withdrawal or order from time to time. The amount of any losses incurred in respect of the principal amount of any such investments shall be deposited in the Custodial Account by the Servicer out of its own funds immediately as realized.

         (c) The Servicer will require each Subservicer to hold all funds constituting collections on the Loans, pending remittance thereof to the Servicer, in one or more accounts meeting the requirements of an Eligible Account, and invested in Permitted Investments.

         Section 3.03 Withdrawals From the Custodial Account. The Servicer shall, from time to time as provided herein, make withdrawals from the Custodial Account of amounts on deposit therein pursuant to Section 3.02 that are attributable to the Loans for the following purposes:

                  (i) to deposit in the Payment Account, seven days prior to each Payment Date (or if such day is not a Business Day, the immediately preceding Business Day), an amount equal to the Interest Remittance Amount (excluding any payments under the Yield Maintenance Agreement that were received by the Indenture Trustee) and Principal Remittance Amount required to be distributed on such Payment Date;

                  (ii) to the extent deposited to the Custodial Account, to reimburse itself or the related Subservicer for previously unreimbursed expenses incurred in maintaining individual insurance policies pursuant to Section 3.04, or Liquidation Expenses, paid pursuant to Section 3.07 or otherwise reimbursable pursuant to the terms of this Servicing Agreement (to the extent not payable pursuant to Section 3.09), such withdrawal right being limited to amounts received on particular Loans (other than any Repurchase Price in respect thereof) which represent late recoveries of the payments for which such advances were made, or from related Liquidation Proceeds or the proceeds of the purchase of such Loan;

                  (iii) to pay to itself out of each payment received on account of interest on a Loan as contemplated by Section 3.09, an amount equal to the related Servicing Fee (to the extent not retained pursuant to Section 3.02), and to pay to any Subservicer any Subservicing Fees not previously withheld by the Subservicer;

                  (iv) to the extent deposited in the Custodial Account to pay to itself as additional servicing compensation any interest or investment income earned on funds deposited in the Custodial Account and Payment Account that it is entitled to withdraw pursuant to Sections 3.02(b) and 5.01;

                  (v) to pay to itself or the Sponsor, with respect to any Loan or property acquired in respect thereof that has been purchased or otherwise transferred to the Sponsor, the Servicer or other entity, all amounts received thereon and not required to be distributed to Securityholders as of the date on which the related Purchase Price or Repurchase Price is determined; and

                           (vi) to withdraw any other amount deposited in the
                  Custodial Account that was not required to be deposited therein pursuant to Section 3.02.

Since, in connection with withdrawals pursuant to clauses (ii), (iii), (iv) and
(v), the Servicer's entitlement thereto is limited to collections or other recoveries on the related Loan, the Servicer shall keep and maintain separate accounting, on a Loan by Loan basis, for the purpose of justifying any withdrawal from the Custodial Account pursuant to such clauses. Notwithstanding any other provision of this Servicing Agreement, the Servicer shall be entitled to reimburse itself for any previously unreimbursed expenses incurred pursuant to Section 3.07 or otherwise reimbursable pursuant to the terms of this Servicing Agreement that the Servicer determines to be otherwise nonrecoverable (except with respect to any Loan as to which the Repurchase Price has been paid), by withdrawal from the Custodial Account of amounts on deposit therein attributable to the Loans on any Business Day prior to the Payment Date succeeding the date of such determination.

         Section 3.04 Maintenance of Hazard Insurance; Property Protection Expenses. The Servicershall cause to be maintained for each Loan hazard insurance naming the Servicer or related Subservicer as loss payee thereunder providing extended coverage in an amount which is equal to at least 100% of the insurable value of the improvements (guaranteed replacement) or the sum of the unpaid principal balance of the first mortgage loan and the Loan amount. The Servicer shall also cause to be maintained on property acquired upon foreclosure, or deed in lieu of foreclosure, of any Loan, fire insurance with extended coverage in an amount which is at least equal to the amount necessary to avoid the application of any coinsurance clause contained in the related hazard insurance policy. Amounts collected by the Servicer under any such policies (other than amounts to be applied to the restoration or repair of the related Mortgaged Property or property thus acquired or amounts released to the Mortgagor in accordance with the Servicer's normal servicing procedures) shall be deposited in the Custodial Account to the extent called for by Section 3.02. In cases in which any Mortgaged Property is located at any time during the life of a Loan in a federally designated flood area, the hazard insurance to be maintained for the related Loan shall include flood insurance (to the extent available). All such flood insurance shall be in amounts equal to the lesser of
(i) the amount required to compensate for any loss or damage to the Mortgaged Property on a replacement cost basis and (ii) the maximum amount of such insurance available for the related Mortgaged Property under the national flood insurance program (assuming that the area in which such Mortgaged Property is located is participating in such program). The Servicer shall be under no obligation to require that any Mortgagor maintain earthquake or other additional insurance and shall be under no obligation itself to maintain any such additional insurance on property acquired in respect of a Loan, other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. If the Servicer shall obtain and maintain a blanket policy consistent with its general mortgage servicing activities insuring against hazard losses on all of the Loans, it shall conclusively be deemed to have satisfied its obligations as set forth in the first sentence of this Section 3.04, it being understood and agreed that such blanket policy may contain a deductible clause, in which case the Servicer shall, in the event that there shall not have been maintained on the related Mortgaged Property a policy complying with the first sentence of this Section
3.04 and there shall have been a loss which would have been covered by such policy, deposit in the Custodial Account the amount not otherwise payable under the blanket policy because of such deductible clause. Any such deposit by the Servicer shall be made on the last Business Day of the Collection Period in the month in which payments under any such policy would have been deposited in the Custodial Account. In connection with its activities as servicer of the Loans, the Servicer agrees to present, on behalf of itself, the Issuing Entity and the Indenture Trustee, claims under any such blanket policy.

         Section 3.05 Modification Agreements. The Servicer or the related Subservicer, as the case may be, shall be entitled to (A) execute assumption agreements, modification agreements, substitution agreements, and instruments of satisfaction or cancellation or of partial or full release or discharge, or any other document contemplated by this Servicing Agreement and other comparable instruments with respect to the Loans and with respect to the Mortgaged Properties subject to the Mortgages (and the Issuing Entity and the Indenture Trustee each shall promptly execute any such documents on request of the Servicer) and (B) approve the granting of an easement thereon in favor of another Person, any alteration or demolition of the related Mortgaged Property or other similar matters, in each case if it has determined, exercising its good faith business judgment in the same manner as it would if it were the owner of the related Loan, that the security for, and the timely and full collectability of, such Loan would not be adversely affected thereby. A partial release pursuant to this Section 3.05 shall be permitted only if the Combined Loan-to-Value Ratio for such Loan after such partial release does not exceed the Combined Loan-to-Value Ratio for such Loan as of the Cut-off Date. Any fee collected by the Servicer or the related Subservicer for processing such request will be retained by the Servicer or such Subservicer as additional servicing compensation.

         Section 3.06 Trust Estate; Related Documents. (a) When required by the provisions of this Servicing Agreement, the Issuing Entity or the Indenture Trustee shall execute instruments to release property from the terms of the Trust Agreement, Indenture or Custodial Agreement, as applicable, or convey the Issuing Entity's or the Indenture Trustee's interest in the same, in a manner and under circumstances which are not inconsistent with the provisions of this Servicing Agreement. No party relying upon an instrument executed by the Issuing Entity or the Indenture Trustee as provided in this Section 3.06 shall be bound to ascertain the Issuing Entity's or the Indenture Trustee's authority, inquire into the satisfaction of any conditions precedent or see to the application of any monies.

         (b) If from time to time the Servicer shall deliver to the Custodian copies of any written assurance, assumption agreement or substitution agreement or other similar agreement pursuant to Section 3.05, the Custodian shall check that each of such documents purports to be an original executed copy (or a copy of the original executed document if the original executed copy has been submitted for recording and has not yet been returned) and, if so, shall file such documents, and upon receipt of the original executed copy from the applicable recording office or receipt of a copy thereof certified by the applicable recording office shall file such originals or certified copies with the Related Documents. If any such documents submitted by the Servicer do not meet the above qualifications, such documents shall promptly be returned by the Custodian to the Servicer pursuant to the related Custodial Agreement, with a direction to the Servicer to forward the correct documentation.

         (c) Upon receipt of a "Request for Release", in the form attached hereto as Exhibit C, from the Servicer (a "Request for Release"), to the effect that a Loan has been the subject of a final payment or a prepayment in full and the related Loan has been terminated or that substantially all Liquidation Proceeds which have been determined by the Servicer in its reasonable judgment to be finally recoverable have been recovered, and upon deposit to the Custodial Account of such final monthly payment, prepayment in full together with accrued and unpaid interest to the date of such payment with respect to such Loan or, if applicable, Liquidation Proceeds, the Custodian shall promptly release the Related Documents to the Servicer pursuant to the related Custodial Agreement, which the Indenture Trustee shall execute, along with such documents as the Servicer or the Mortgagor may request to evidence satisfaction and discharge of such Loan, upon request of the Servicer. If from time to time and as appropriate for the servicing or foreclosure of any Loan, the Servicer requests the Custodian to release the Related Documents and delivers to the Custodian a Request for Release to the Custodian signed by a Responsible Officer of the Servicer, the Custodian shall release the Related Documents to the Servicer pursuant to the related Custodial Agreement. The Servicer shall return promptly to the Custodian the Related Documents when the Servicer's need therefor no longer exists, unless the related Loan has been liquidated. If such Loans shall be liquidated and the Custodian receives a Request for Release from the Servicer as provided above, then, upon request of the Servicer, the Custodian shall release the Request for Release to the Servicer pursuant to the related Custodial Agreement.

         Section 3.07 Realization Upon Defaulted Loans; Loss Mitigation. With respect to such of the Loans as come into and continue in default, the Servicer will decide whether to (i) foreclose upon the Mortgaged Properties securing such Loans, (ii) write off the unpaid principal balance of the Loans as bad debt,
(iii) take a deed in lieu of foreclosure, (iv) accept a short sale (a payoff of the Loan for an amount less than the total amount contractually owed in order to facilitate a sale of the Mortgaged Property by the Mortgagor) or permit a short refinancing (a payoff of the Loan for an amount less than the total amount contractually owed in order to facilitate refinancing transactions by the Mortgagor not involving a sale of the Mortgaged Property), (v) arrange for a repayment plan, (vi) agree to a modification in accordance with this Servicing Agreement, or (vii) take an unsecured note, in connection with a negotiated release of the lien of the Mortgage in order to facilitate a settlement with the Mortgagor; in each case subject to the rights of any related first lien holder; provided that in connection with the foregoing if the Servicer has actual knowledge that any Mortgaged Property is affected by hazardous or toxic wastes or substances and that the acquisition of such Mortgaged Property would not be commercially reasonable, then the Servicer will not cause the Issuing Entity or the Indenture Trustee to acquire title to such Mortgaged Property in a foreclosure or similar proceeding. In connection with such decision, the Servicer shall follow such practices (including, in the case of any default on a related senior mortgage loan, the advancing of funds to correct such default if deemed to be appropriate by the Servicer) and procedures as it shall deem necessary or advisable and as shall be normal and usual in its general mortgage servicing activities; provided that the Servicer shall not be liable in any respect hereunder if the Servicer is acting in connection with any such foreclosure or attempted foreclosure which is not completed or other conversion in a manner that is consistent with the provisions of this Servicing Agreement. The foregoing is subject to the proviso that the Servicer shall not be required to expend its own funds in connection with any foreclosure or attempted foreclosure which is not completed or towards the correction of any default on a related senior mortgage loan or restoration of any property unless it shall determine that such expenditure will increase Net Liquidation Proceeds. In the event of a determination by the Servicer that any such expenditure previously made pursuant to this Section 3.07 will not be reimbursable from Net Liquidation Proceeds, the Servicer shall be entitled to reimbursement of its funds so expended pursuant to Section 3.03.

         Notwithstanding any provision of this Servicing Agreement, a Loan may be deemed to be finally liquidated if substantially all amounts expected by the Servicer to be received in connection with the related defaulted Loan have been received; provided, however, the Servicer shall treat any Loan that is 180 days or more delinquent as having been finally liquidated. The Servicer may retain a Subservicer to sell or perform collection activities with respect to a Loan that is 180 days or more delinquent, and any subsequent collections (less the applicable subservicing fee) with respect to any such Loan shall be deposited to the Custodial Account. For purposes of determining the amount of any Liquidation Proceeds or Insurance Proceeds, or other unscheduled collections, the Servicer may take into account minimal amounts of additional receipts expected to be received or any estimated additional Liquidation Expenses expected to be incurred in connection with the related defaulted Loan.

         In the event that title to any Mortgaged Property is acquired in foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be issued to the Indenture Trustee, who shall hold the same on behalf of the Issuing Entity in accordance with Section 3.13 of the Indenture. Notwithstanding any such acquisition of title and cancellation of the related Loan, such Mortgaged Property shall (except as otherwise expressly provided herein) be considered to be an outstanding Loan held as an asset of the Issuing Entity until such time as such property shall be sold.

         Any proceeds from the purchase or repurchase of any Loan pursuant to the terms of this Servicing Agreement (including without limitation Sections
2.03 and 3.15) will be applied in the following order of priority: first, to the Servicer or the related Subservicer, all Servicing Fees payable therefrom to the Payment Date on which such amounts are to be deposited in the Payment Account; second, as part of the Interest Remittance Amount, accrued and unpaid interest on the related Loan, at the Net Loan Rate to the Payment Date on which such amounts are to be deposited in the Payment Account; and third, as part of the Principal Remittance Amount, as a recovery of principal on the Loan.

         Liquidation Proceeds with respect to a Liquidated Loan will be applied in the following order of priority: first, to reimburse the Servicer or the related Subservicer in accordance with this Section 3.07 for any Liquidation Expenses; second, to the Servicer or the related Subservicer, all unpaid Servicing Fees through the date of receipt of the final Liquidation Proceeds; third as part of the Interest Remittance Amount, accrued and unpaid interest on the related Loan at the Net Loan Rate through the date of receipt of the final Liquidation Proceeds; fourth as part of the Principal Remittance Amount, as a recovery of principal on the Loan, up to an amount equal to the Loan Balance of the related Loan immediately prior to the date it became a Liquidated Loan; and fifth, to Foreclosure Profits.

         Proceeds and other recoveries from a Loan after it becomes a Liquidated Loan will be applied in the following order of priority: first, to reimburse the Servicer or the related Subservicer in accordance with this Section 3.07 for any expenses previously unreimbursed from Liquidation Proceeds or otherwise; second, to the Servicer or the related Subservicer, all unpaid Servicing Fees payable thereto through the date of receipt of the proceeds previously unreimbursed from Liquidation Proceeds or otherwise; third, as part of the Interest Remittance Amount, up to an amount equal to the sum of (a) the Stated Principal Balance of the related Loan immediately prior to the date it became a Liquidated Loan, less any Net Liquidation Proceeds previously received with respect to such Loan and applied as a recovery of principal, and (b) accrued and unpaid interest on the related Loan at the Net Loan Rate through the date of receipt of the proceeds; and fourth, to Foreclosure Profits.

Section 3.08 Issuing Entity and Indenture Trustee to Cooperate. On or before each Payment Date, the Servicer will notify the Indenture Trustee or the Custodian, with a copy to the Issuing Entity, of the termination of or the payment in full and the termination of any Loan during the preceding Collection Period. Upon receipt of payment in full, the Servicer is authorized to execute, pursuant to the authorization contained in Section 3.01, if the assignments of Mortgage have been recorded if required under the Loan Purchase Agreement, an instrument of satisfaction regarding the related Mortgage, which instrument of satisfaction shall be recorded by the Servicer if required by applicable law and be delivered to the Person entitled thereto. It is understood and agreed that any expenses incurred in connection with such instrument of satisfaction or transfer shall be reimbursed from amounts deposited in the Custodial Account. From time to time and as appropriate for the servicing or foreclosure of any Loan, the Indenture Trustee or the Custodian shall, upon request of the Servicer and delivery to the Indenture Trustee or Custodian, with a copy to the Issuing Entity, of a Request for Release, signed by a Servicing Officer, release or cause to be released the related Mortgage File to the Servicer and the Issuing Entity or Indenture Trustee shall promptly execute such documents, in the forms provided by the Servicer, as shall be necessary for the prosecution of any such proceedings or the taking of other servicing actions. Such trust receipt shall obligate the Servicer to return the Mortgage File to the Indenture Trustee or the Custodian (as specified in such receipt) when the need therefor by the Servicer no longer exists unless the Loan shall be liquidated, in which case, upon receipt of a certificate of a Servicing Officer similar to that hereinabove specified, the trust receipt shall be released to the Servicer.

         In order to facilitate the foreclosure of the Mortgage securing any Loan that is in default following recordation of the assignments of Mortgage in accordance with the provisions of the Loan Purchase Agreement, the Indenture Trustee or the Issuing Entity shall, if so requested in writing by the Servicer, promptly execute an appropriate assignment in the form provided by the Servicer to assign such Loan for the purpose of collection to the Servicer (any such assignment shall unambiguously indicate that the assignment is for the purpose of collection only), and, upon such assignment, such assignee for collection will thereupon bring all required actions in its own name and otherwise enforce the terms of the Loan and deposit or credit the Net Liquidation Proceeds, exclusive of Foreclosure Profits, received with respect thereto in the Custodial Account. In the event that all delinquent payments due under any such Loan are paid by the Mortgagor and any other defaults are cured, then the assignee for collection shall promptly reassign such Loan to the Indenture Trustee and return all Related Documents to the place where the related Mortgage File was being maintained.

         In connection with the Issuing Entity's obligation to cooperate as provided in this Section 3.08 and all other provisions of this Servicing Agreement requiring the Issuing Entity to authorize or permit any actions to be taken with respect to the Loans, the Indenture Trustee, as pledgee of the Loans and as assignee of record of the Loans on behalf of the Issuing Entity pursuant to Section 3.13 of the Indenture, expressly agrees, on behalf of the Issuing Entity, to take all such actions on behalf of the Issuing Entity and to promptly execute and return all instruments reasonably required by the Servicer in connection therewith; provided that if the Servicer shall request a signature of the Indenture Trustee, on behalf of the Issuing Entity, the Servicer will deliver to the Indenture Trustee an Officer's Certificate stating that such signature is necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties under this Servicing Agreement. Section 3.09 Servicing Compensation; Payment of Certain Expenses by Servicer. The Servicer shall be entitled to receive the Servicing Fee in accordance with Sections 3.02 and 3.03 as compensation for its services in connection with servicing the Loans. Moreover, additional servicing compensation in the form of late payment charges, prepayment charges, investment income on amounts in the Custodial Account or the Payment Account and other receipts not required to be deposited in the Custodial Account as specified in Section 3.02 shall be retained by the Servicer. The Servicer shall be required to pay all expenses incurred by it in connection with its activities hereunder and shall not be entitled to reimbursement therefor.

         Section 3.10 Annual Statement as to Compliance. (a) The Servicer will deliver to the Issuing Entity, the Underwriters and the Indenture Trustee on or before February 28 of each year, beginning February 28, ____, an Officer's Certificate (an "Annual Statement of Compliance") stating, as to each signatory thereof, that (i) a review of the activities of the Servicer during the preceding calendar year and of performance under this Servicing Agreement and other applicable servicing agreements has been made under such officer's supervision and (ii) to the best of such officers' knowledge, based on such review, the Servicer has complied in all respects with its obligations under this Agreement or other applicable servicing agreements in all material respects throughout such year, or, if there has been failure to fulfill such obligation in any material respect, such statement shall include a description of such noncompliance or specify each such default, as the case may be, known to such officer and the nature and status or cure provisions thereof. Such Annual Statement of Compliance shall contain no restrictions or limitations on its use. In the event that the Servicer has delegated any servicing responsibilities with respect to the Mortgage Loans to a subservicer, the Servicer shall deliver a similar Annual Statement of Compliance by that subservicer to the Indenture Trustee as described above as and when required with respect to the Servicer.

         If the Servicer cannot deliver the related Annual Statement of Compliance by February 28th of such year, the Indenture Trustee, at its sole option, may permit a cure period for the Servicer to deliver such Annual Statement of Compliance, but in no event later than March 10th of such year.

         Failure of the Servicer to timely comply with this Section 3.10 shall be deemed a Servicing Default, and the Indenture Trustee may, in addition to whatever rights the Indenture Trustee may have under this Servicing Agreement and at law or equity or to damages, including injunctive relief and specific performance, upon notice immediately terminate all the rights and obligations of the Servicer under this Servicing Agreement and in and to the Mortgage Loans and the proceeds thereof without compensating the Servicer for the same. This paragraph shall supercede any other provision in this Servicing Agreement or any other agreement to the contrary.

(b) The Servicer shall deliver to the Issuing Entity and the Indenture Trustee, promptly after having obtained knowledge thereof, but in no event later than five Business Days thereafter, written notice by means of an Officer's Certificate of any event which with the giving of notice or the lapse of time or both, would become a Servicing Default.

         Section 3.11 Assessments of Compliance and Attestation Reports. On and after January 1, 2006, the Servicer shall service and administer the Loans in accordance with all applicable requirements of the Servicing Criteria. Pursuant to Rules 13a-18 and 15d-18 of the Exchange Act and Item 1123 of Regulation AB, the Servicer shall deliver to the Depositor, the Issuing Entity, the Indenture Trustee, the Depositor, the credit enhancer and each Rating Agency on or before February 28 of each calendar year beginning in 2007, a report regarding the Servicer's assessment of compliance (an "Assessment of Compliance") with the Servicing Criteria during the preceding calendar year. The Assessment of Compliance must be reasonably satisfactory to the Indenture Trustee, and as set forth in Regulation AB, the Assessment of Compliance must contain the following:

         (a) A statement by such officer of its responsibility for assessing compliance with the Servicing Criteria applicable to the Servicer;

         (b) A statement by such officer that such officer used the Servicing Criteria attached as Exhibit A hereto, and which will also be attached to the Assement of Compliance, to assess compliance with the Servicing Criteria applicable to the Servicer;

         (c) An assessment by such officer of the Servicer's compliance with the applicable Servicing Criteria for the period consisting of the preceding calendar year, including disclosure of any material instance of noncompliance with respect thereto during such period, which assessment shall be based on the activities it performs with respect to asset-backed securities transactions taken as a whole involving the Servicer, that are backed by the same asset type as the Loans;

         (d) A statement that a registered public accounting firm has issued an attestation report on the Servicer's Assessment of Compliance for the period consisting of the preceding calendar year; and

         (e) A statement as to which of the Servicing Criteria, if any, are not applicable to the Servicer, which statement shall be based on the activities it performs with respect to asset-backed securities transactions taken as a whole involving the Servicer, that are backed by the same asset type as the Mortgage Loans.

         Such report at a minimum shall address each of the Servicing Criteria specified on Exhibit A hereto which are indicated as applicable to the Servicer.

         On or before February 28 of each calendar year beginning in 2007, the Servicer shall furnish to the Depositor, the Issuing Entity, the Indenture Trustee, the Depositor, the credit enhancer and each Rating Agency a report (an "Attestation Report") by a registered public accounting firm that attests to, and reports on, the Assessment of Compliance made by the Depositor, as required by Rules 13a-18 and 15d-18 of the Exchange Act and Item 1122(b) of Regulation AB, which Attestation Report must be made in accordance with standards for attestation reports issued or adopted by the Public Company Accounting Oversight Board.

         The Servicer shall cause any subservicer, and each subcontractor determined by the Servicer to be "participating in the servicing function" within the meaning of Item 1122 of Regulation AB, to deliver to the Depositor, the Issuing Entity, the Indenture Trustee, the Depositor, the credit enhancer and each Rating Agency an Assessment of Compliance and Attestation Report as and when provided above.

         Such Assessment of Compliance, as to any subservicer, shall at a minimum address each of the Servicing Criteria specified on Exhibit A hereto which are indicated as applicable to any "primary servicer." Notwithstanding the foregoing, as to any subcontractor, an Assessment of Compliance is not required to be delivered unless it is required as part of a Form 10-K with respect to the trust fund.

         If the Servicer cannot deliver any Assessment of Compliance or Attestation Report by February 28th of such year, the Indenture Trustee, at its sole option, may permit a cure period for the Servicer to deliver such Assessment of Compliance or Attestation Report, but in no event later than March 10th of such year.

         Failure of the Master Servicer to timely comply with this Section 3.11 shall be deemed a Servicing Default, and the Indenture Trustee may, in addition to whatever rights the Indenture Trustee may have under this Agreement and at law or equity or to damages, including injunctive relief and specific performance, upon notice immediately terminate all the rights and obligations of the Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof without compensating the Servicer for the same. This paragraph shall supercede any other provision in this Agreement or any other agreement to the contrary.

         The Indenture Trustee shall also provide an Assessment of Compliance and Attestation Report, as and when provided above, which shall at a minimum address each of the Servicing Criteria specified on Exhibit A hereto which are indicated as applicable to the "indenture trustee" or "securities administrator." In addition, the Indenture Trustee shall cause the Custodian to deliver to the Indenture Trustee and the Depositor an Assessment of Compliance and Attestation Report, as and when provided above, which shall at a minimum address each of the Servicing Criteria specified on Exhibit A hereto which are indicated as applicable to a "custodian." Notwithstanding the foregoing, as to any Custodian, an Assessment of Compliance is not required to be delivered unless it is required as part of a Form 10-K with respect to the trust fund.

         Section 3.12 Access to Certain Documentation and Information Regarding the Loans. Whenever required by statute or regulation, the Servicer shall provide to any Securityholder upon reasonable request (or a regulator for a Securityholder) or the Indenture Trustee, reasonable access to the documentation regarding the Loans such access being afforded without charge but only upon reasonable request and during normal business hours at the offices of the Servicer. Nothing in this Section 3.12 shall derogate from the obligation of the Servicer to observe any applicable law prohibiting disclosure of information regarding the Mortgagors and the failure of the Servicer to provide access as provided in this Section 3.12 as a result of such obligation shall not constitute a breach of this Section 3.12.

         Section 3.13 Maintenance of Certain Servicing Insurance Policies. The Servicer shall during the term of its service as servicer maintain in force (i) a policy or policies of insurance covering errors and omissions in the performance of its obligations as Servicer hereunder and (ii) a fidelity bond in respect of its officers, employees or agents. Each such policy or policies and bond shall be at least equal to the coverage that would be required by FNMA or FHLMC, whichever is greater, for Persons performing servicing for loans similar to the Loans purchased by such entity.

         Section 3.14 Information Required by the Internal Revenue Service and Reports of Foreclosures and Abandonments of Mortgaged Property. The Servicer shall prepare and deliver all federal and state information reports when and as required by all applicable state and federal income tax laws. In particular, with respect to the requirement under Section 6050J of the Code to the effect that the Servicer or Subservicer shall make reports of foreclosures and abandonments of any mortgaged property for each year beginning in ____, the Servicer or Subservicer shall file reports relating to each instance occurring during the previous calendar year in which the Servicer (i) on behalf of the Issuing Entity, acquires an interest in any Mortgaged Property through foreclosure or other comparable conversion in full or partial satisfaction of a Loan, or (ii) knows or has reason to know that any Mortgaged Property has been abandoned. The reports from the Servicer or Subservicer shall be in form and substance sufficient to meet the reporting requirements imposed by Section 6050J and Section 6050H (reports relating to mortgage interest received) of the Code.

         Section 3.15 Optional Purchase of Loans by Servicer. The Servicer may, at its option, repurchase a Loan which becomes 60 or more days delinquent. The Servicer shall not use any procedure in selecting Loans to be repurchased which is materially adverse to the interests of the Securityholders. The Servicer shall purchase such delinquent Loan at a price equal to the Repurchase Price. Any such repurchase of a Loan pursuant to this Section 3.15 shall be accomplished by delivery to the Indenture Trustee for deposit in the Payment Account of the amount of the Repurchase Price. The Indenture Trustee shall immediately effectuate the conveyance of such delinquent Loan to the Servicer to the extent necessary, including the prompt delivery of all documentation to the Servicer.

         Section 3.16 Intention of the Parties and Interpretation. Each of the parties acknowledges and agrees that the purpose of Sections 3.10 and 3.11 of this Servicing Agreement is to facilitate compliance with the provisions of Regulation AB promulgated by the SEC under the 1934 Act (17 C.F.R. ss.ss.
229.1100 - 229.1123), as such may be amended from time to time and subject to clarification and interpretive advice as may be issued by the staff of the SEC from time to time. Therefore, each of the parties agrees that (a) the obligations of the parties hereunder shall be interpreted in such a manner as to accomplish that purpose, (b) the parties' obligations hereunder will be supplemented and modified as necessary to be consistent with any such amendments, interpretive advice or guidance, convention or consensus among active participants in the asset-backed securities markets, advice of counsel, or otherwise in respect of the requirements of Regulation AB, (c) the parties shall comply with requests made by the Indenture Trustee or the Depositor for delivery of additional or different information as the Indenture Trustee or the Depositor may determine in good faith is necessary to comply with the provisions of Regulation AB, and (d) no amendment of this Servicing Agreement shall be required to effect any such changes in the parties' obligations as are necessary to accommodate evolving interpretations of the provisions of Regulation AB.

                                   ARTICLE IV

                              Servicing Certificate

         Section 4.01 Statements to Securityholders. (a) With respect to each Payment Date, on the Business Day following the related Determination Date, the Servicer shall forward to the Indenture Trustee the Loan information reasonably available to the Servicer with respect to the Loans as the Indenture Trustee may reasonably request in order for the Indenture Trustee to perform the calculations necessary to prepare the statements contemplated by this Section
4.01 (the "Servicing Certificate"). The Indenture Trustee pursuant to Section
3.23 of the Indenture shall forward or cause to be forwarded by mail to each Certificateholder, the Depositor, the Owner Trustee, the Certificate Paying Agent and each Rating Agency, a statement setting forth the following information as to the Notes and Certificates, to the extent applicable:

                  (i) the aggregate amount of (a) Interest Remittance Amount,
         (b) Principal Remittance Amount and (c) Substitution Amounts;

                  (ii) the amount of such distribution as principal to the Noteholders;

                  (iii) the amount of such distribution as interest to the Noteholders, separately stating the portion thereof in respect of overdue accrued interest;

                  (iv) the number and Aggregate Loan Balance of the Loans as of the end of the related Collection Period;

                  (v) the weighted average Net Loan Rate for the related Collection Period and the weighted average Net Loan Rate for the aggregate of the stated Principal Balance of (A) all of the Loans and
         (B) the adjustable rate Loans, for the following Collection Period;

                  (vi) the weighted average Loan Rate for the related Collection Period;

                  (vii) the Class Principal Balance after giving effect to the distribution of principal on such Payment Date;

                  (viii) the Certificate Distribution Amount immediately following such Payment Date;

                  (ix) the aggregate Servicing Fees for the related Collection Period;

                  (x) the Overcollateralization Amount and the Targeted Overcollateralization Amount immediately following such Payment Date;

                  (xi) the number and principal amount of Capitalization Workouts pursuant to Section 3.02(a)(v) entered into since the Closing Date;

                  (xii) the aggregate amount recovered during the related Collection Period consisting of all subsequent recoveries on any Loan that was 180 days or more delinquent;

                  (xiii) the related Basis Risk Shortfall for the Class A, Class M-1 and Class B-1 Notes and the Available Funds Shortfall for the Class B-2 Notes on each Payment Date;

                  (xiv) the applicable record dates, accrual periods, determination dates for calculating distributions and general distribution dates;

                  (xv) the total cash flows received and the general sources thereof;

                  (xvi) the related amount of the Servicing Fees paid to or retained by the Servicer for the related Due Period;

                  (xvii) the amount of any net swap payment payable to the derivative administrator, any net swap payment payable to the Swap Provider, any swap termination payment payable to the derivative administrator and any swap termination payment payable to the Swap Provider;

                  (xviii) the interest carry forward amount and any Basis Risk Shortfall Carry Forward Amount for each Class of Notes;

                  (xix) the Note Principal Balance or Note Notional Amount, as applicable, of each Class after giving effect (i) to all distributions allocable to principal on such Distribution Date and (ii) the allocation of any Applied Loss Amounts for such Distribution Date;

                  (xx) the number and Stated Principal Balance of the Loans in each loan group in respect of which (A) one Scheduled Payment is Delinquent, (B) two Scheduled Payments are delinquent, (C) three or more Scheduled Payments are delinquent and (D) foreclosure proceedings have been commenced, in each case as of the close of business on the last day of the calendar month preceding such Distribution Date and separately identifying such information for the (1) first lien Mortgage Loans, (2) second lien Mortgage Loans, and (3) adjustable rate Loans, in each such loan group; provided, however, that such information will not be provided on the statements relating to the first Payment Date;

                  (xxi) the amount of advances included in the distribution on such Distribution Date (including the general purpose of such advances), the aggregate amount of unreimbursed advances at the close of business on the Distribution Date, and the general source of funds for reimbursements;

                  (xxii) the cumulative amount of Applied Loss Amounts to date;

                  (xxiii) if applicable, material modifications, extensions or waivers to Loan terms, fees, penalties or payments during the preceding calendar month or that have become material over time;

                  (xxiv) with respect to any Loan that was liquidated during the preceding calendar month, the loan number and Stated Principal Balance of, and Realized Loss on, such Loan as of the close of business on the Determination Date preceding such Distribution Date;

                  (xxv) the total number and principal balance of any real estate owned or REO properties as of the close of business on the Determination Date preceding such Distribution Date;

                  (xxvi) the three month rolling average of the percent equivalent of a fraction, the numerator of which is the aggregate Stated Principal Balance of the Mortgage Loans that are 60 days or more delinquent or are in bankruptcy or foreclosure or are REO properties, and the denominator of which is the aggregate Stated Principal Balance of all of the Loans in each case as of the close of business on the last day of the calendar month preceding such Distribution Date and separately identifying such information for the (1) first lien Loans, and (2) adjustable rate Loans;

                  (xxvii) the Realized Losses during the related Prepayment Period and the cumulative Realized Losses through the end of the preceding month;

                  (xxviii) whether a trigger event exists;

                  (xxix) updated pool composition data including the following with respect to each loan group: average loan balance, weighted average mortgage rate, weighted average loan-to-value ratio at origination, weighted average FICO at origination weighted average remaining term; [NOTE - Item 1121(a)(8) requires updated pool composition information, the foregoing is a suggestion of what to provide]

                  (xxx) information about any additions of, substitutions for or removal of any Loans from the trust fund, and any changes in the underwriting, acquisition or selection criteria as to any Mortgage Loans added to the trust fund;

                  (xxxi) the amount, if any of fees or expenses accrued and paid, with an identification of the payee and the general purpose of such fees;

                  (xxxii) the amount of, if any, of excess cash flow or excess spread and the application of such excess cash flow;

                  (xxxiii) interest rates, as applicable, to the pool assets and securities;

                  (xxxiv) the beginning and ending balance of the reserve fund or similar account, if any together with any material activity;

                  (xxxv) if applicable, material modifications, extensions or waivers to pool asset terms, fees penalties or payments during the distribution period or that have become material overtime;

                  (xxxvi) material breaches of pool asset representation or warranties or transaction covenants;

                  (xxxvii) Information regarding any new issuance of securities backed by the same asset pool, any pool asset changes, such as additions or removals in connection with a prefunding and pool asset substitutions and repurchases, and cash flows available for future purchases, such as the balances of any prefunding, if applicable;

                  (xxxviii) The Special Hazard Amount, Fraud Loss Amount and Bankruptcy Amount, if applicable, as of the close of business on the applicable distribution date and a description of any change in the calculation of these amount; and

                  (xxxix) With respect to any series of securities as to which the trust fund includes mortgage securities, additional information as required under this Agreement and specified in the related prospectus supplement.

         In the case of information furnished pursuant to clauses (ii) and (iii) above, the amounts shall be expressed as an aggregate dollar amount per Note or Certificate, as applicable, with a $1,000 denomination.

         (b) In addition, with respect to each Payment Date, on the Business Day following the related Determination Date, the Servicer shall forward to the Rating Agencies the following information for each Capitalization Workout entered into during the related Collection Period:

                  (i) the original Loan amount;

                  (ii) the Loan amount after the Capitalization Workout;

                  (iii) the original Monthly Payment amount;

                  (iv) the Monthly Payment amount after the Capitalization Workout;

                  (v) the Capitalized Amount as defined in Section 3.02(a)(v) herein;

                  (vi) the Combined Loan-to-Value Ratio prior to the Capitalization Workout;

                  (vii) the Combined Loan-to-Value Ratio after the Capitalization Workout; and

                  (viii) if an appraisal was used in determining the Combined Loan-to-Value Ratio referred to in (vii) above, the type and date of appraisal.

         The Servicer shall also forward to the Indenture Trustee any other information reasonably requested by the Indenture Trustee necessary to make distributions pursuant to Section 3.05 of the Indenture. Prior to the close of business on the Business Day next succeeding each Determination Date, the Servicer shall furnish a written statement to the Certificate Paying Agent and the Indenture Trustee setting forth the aggregate amounts required to be withdrawn from the Custodial Account and deposited into the Payment Account on the Business Day preceding the related Payment Date pursuant to Section 3.03. The determination by the Servicer of such amounts shall, in the absence of obvious error, be presumptively deemed to be correct for all purposes hereunder and the Owner Trustee and Indenture Trustee shall be protected in relying upon the same without any independent check or verification. In addition, upon the Issuing Entity's written request, the Servicer shall promptly furnish information reasonably requested by the Issuing Entity that is reasonably available to the Servicer to enable the Issuing Entity to perform its federal and state income tax reporting obligations.

         Section 4.02 Tax Reporting. So long as 100% of the Certificates are owned by the same person, then no separate federal and state income tax returns and information returns or reports will be filed with respect to the Issuing Entity, and the Issuing Entity will be treated as an entity disregarded from the 100% Certificateholder.

                                   ARTICLE V

                                 Payment Account

         Section 5.01 Payment Account. The Indenture Trustee shall establish and maintain a Payment Account titled "[Name of Indenture Trustee], as Indenture Trustee, for the benefit of the Securityholders and the Certificate Paying Agent pursuant to the Indenture, dated as of __________________, between _____ Trust Series ____-__ and [Name of Indenture Trustee]". The Payment Account shall be an Eligible Account. On each Payment Date, amounts on deposit in the Payment Account will be distributed by the Indenture Trustee in accordance with Section
3.05 of the Indenture. The Indenture Trustee may invest or cause the institution maintaining the Payment Account to invest the funds in the Payment Account in Permitted Investments designated in the name of the Indenture Trustee, which shall mature not later than the Business Day next preceding the Payment Date next following the date of such investment. All income and gain realized from any such investment shall be for the benefit of the Indenture Trustee and shall be subject to its withdrawal or order from time to time. The amount of any losses incurred in respect of any such investments shall be deposited in the Payment Account by the Indenture Trustee out of its own funds immediately as realized.

                                   ARTICLE VI

                                  The Servicer

         Section 6.01 Liability of the Servicer. The Servicer shall be liable in accordance herewith only to the extent of the obligations specifically imposed upon and undertaken by the Servicer herein.

         Section 6.02 Merger or Consolidation of, or Assumption of the Obligations of, the Servicer. Any corporation into which the Servicer may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Servicer shall be a party, or any corporation succeeding to the business of the Servicer, shall be the successor of the Servicer, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

         The Servicer may assign its rights and delegate its duties and obligations under this Servicing Agreement; provided that the Person accepting such assignment or delegation shall be a Person which is qualified to service mortgage loans similar to those in the Trust Estate, is reasonably satisfactory to the Indenture Trustee (as pledgee of the Loans) and the Issuing Entity, is willing to service the Loans and executes and delivers to the Indenture Trustee and the Issuing Entity an agreement, in form and substance reasonably satisfactory to the Indenture Trustee and the Issuing Entity, which contains an assumption by such Person of the due and punctual performance and observance of each covenant and condition to be performed or observed by the Servicer under this Servicing Agreement; provided further that each Rating Agency's rating of the Securities in effect immediately prior to such assignment and delegation will not be qualified, reduced, or withdrawn as a result of such assignment and delegation (as evidenced by a letter to such effect from each Rating Agency); and provided further that the Owner Trustee receives an Opinion of Counsel to the effect that such assignment or delegation shall not cause the Owner Trust to be treated as a corporation for federal or state income tax purposes.

         Section 6.03 Limitation on Liability of the Servicer and Others. Neither the Servicer nor any of the directors or officers or employees or agents of the Servicer shall be under any liability to the Issuing Entity, the Owner Trustee, the Indenture Trustee or the Securityholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Servicing Agreement, provided, however, that this provision shall not protect the Servicer or any such Person against any liability which would otherwise be imposed by reason of its willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder or by reason of its reckless disregard of its obligations and duties hereunder. The Servicer and any director or officer or employee or agent of the Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Servicer and any director or officer or employee or agent of the Servicer shall be indemnified by the Issuing Entity and held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Servicing Agreement or the Securities, other than any loss, liability or expense incurred by reason of its willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder or by reason of its reckless disregard of its obligations and duties hereunder. The Servicer shall not be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its duties to service the Loans in accordance with this Servicing Agreement, and which in its opinion may involve it in any expense or liability; provided, however, that the Servicer may in its sole discretion undertake any such action which it may deem necessary or desirable in respect of this Servicing Agreement, and the rights and duties of the parties hereto and the interests of the Securityholders. In such event, the reasonable legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Issuing Entity, and the Servicer shall be entitled to be reimbursed therefor. The Servicer's right to indemnity or reimbursement pursuant to this Section 6.03 shall survive any resignation or termination of the Servicer pursuant to Section
6.04 or 7.01 with respect to any losses, expenses, costs or liabilities arising prior to such resignation or termination (or arising from events that occurred prior to such resignation or termination).

         Section 6.04 Servicer Not to Resign. Subject to the provisions of
Section 6.02, the Servicer shall not resign from the obligations and duties hereby imposed on it except (i) upon determination that the performance of its obligations or duties hereunder are no longer permissible under applicable law or are in material conflict by reason of applicable law with any other activities carried on by it or its subsidiaries or Affiliates, the other activities of the Servicer so causing such a conflict being of a type and nature carried on by the Servicer or its subsidiaries or Affiliates at the date of this Servicing Agreement or (ii) upon satisfaction of the following conditions: (a) the Servicer has proposed a successor servicer to the Issuing Entity and the Indenture Trustee in writing and such proposed successor servicer is reasonably acceptable to the Issuing Entity and the Indenture Trustee; and (b) each Rating Agency shall have delivered a letter to the Issuing Entity and the Indenture Trustee prior to the appointment of the successor servicer stating that the proposed appointment of such successor servicer as Servicer hereunder will not result in the reduction or withdrawal of the then current rating of the Securities; provided, however, that no such resignation by the Servicer shall become effective until such successor servicer or, in the case of (i) above, the Indenture Trustee, as pledgee of the Loans, shall have assumed the Servicer's responsibilities and obligations hereunder or the Indenture Trustee, as pledgee of the Loans, shall have designated a successor servicer in accordance with
Section 7.02. Any such resignation shall not relieve the Servicer of responsibility for any of the obligations specified in Sections 7.01 and 7.02 as obligations that survive the resignation or termination of the Servicer. Any such determination permitting the resignation of the Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Indenture Trustee.

         Section 6.05 Delegation of Duties. In the ordinary course of business, the Servicer at any time may delegate any of its duties hereunder to any Person, including any of its Affiliates, who agrees to conduct such duties in accordance with standards comparable to those with which the Servicer complies pursuant to
Section 3.01. Such delegation shall not relieve the Servicer of its liabilities and responsibilities with respect to such duties and shall not constitute a resignation within the meaning of Section 6.04.

                                  ARTICLE VII

                                     Default

         Section 7.01 Servicing Default. If any one of the following events ("Servicing Default") shall occur and be continuing:

                  (i) Any failure by the Servicer to deposit in the Custodial Account or Payment Account any deposit required to be made under the terms of this Servicing Agreement which continues unremedied for a period of three Business Days after the date upon which written notice of such failure shall have been given to the Servicer by the Issuing Entity or the Indenture Trustee; or

                  (ii) Failure on the part of the Servicer duly to observe or perform in any material respect any other covenants or agreements of the Servicer set forth in the Securities or in this Servicing Agreement, which failure, in each case, materially and adversely affects the interests of Securityholders and which continues unremedied for a period of 45 days after the date on which written notice of such failure, requiring the same to be remedied, and stating that such notice is a "Notice of Default" hereunder, shall have been given to the Servicer by the Issuing Entity or the Indenture Trustee; or

                  (iii) The entry against the Servicer of a decree or order by a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a trustee, conservator, receiver or liquidator in any insolvency, conservatorship, receivership, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding up or liquidation of its affairs, and the continuance of any such decree or order undischarged or unstayed and in effect for a period of 60 consecutive days; or

                  (iv) The Servicer shall voluntarily go into liquidation, consent to the appointment of a conservator, receiver, liquidator or similar person in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Servicer or of or relating to all or substantially all of its property, or a decree or order of a court, agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator, receiver, liquidator or similar person in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Servicer and such decree or order shall have remained in force undischarged, unbonded or unstayed for a period of 60 days; or the Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors or voluntarily suspend payment of its obligations.

Then, and in every such case, so long as a Servicing Default shall not have been remedied by the Servicer, either the Issuing Entity or the Indenture Trustee, by notice then given in writing to the Servicer shall terminate all of the rights and obligations of the Servicer as servicer under this Servicing Agreement other than its right to receive servicing compensation and expenses for servicing the Loans hereunder during any period prior to the date of such termination and the Issuing Entity or the Indenture Trustee, may exercise any and all other remedies available at law or equity. Any such notice to the Servicer shall also be given to each Rating Agency and the Issuing Entity. On or after the receipt by the Servicer of such written notice, all authority and power of the Servicer under this Servicing Agreement, whether with respect to the Securities or the Loans or otherwise, shall, subject to Section 7.02 of this Agreement, pass to and be vested in the Indenture Trustee, pursuant to and under this Section 7.01; and, without limitation, the Indenture Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement of each Loan and related documents, or otherwise. The Servicer agrees to cooperate with the Indenture Trustee in effecting the termination of the responsibilities and rights of the Servicer hereunder, including, without limitation, the transfer to the Indenture Trustee for the administration by it of all cash amounts relating to the Loans that shall at the time be held by the Servicer and to be deposited by it in the Custodial Account, or that have been deposited by the Servicer in the Custodial Account or thereafter received by the Servicer with respect to the Loans. All reasonable costs and expenses (including, but not limited to, attorneys' fees) incurred in connection with amending this Servicing Agreement to reflect such succession as Servicer pursuant to this Section 7.01 shall be paid by the predecessor Servicer (or if the predecessor Servicer is the Indenture Trustee, the initial Servicer) upon presentation of reasonable documentation of such costs and expenses.

         Notwithstanding any termination of the activities of the Servicer hereunder, the Servicer shall be entitled to receive, out of any late collection of a payment on a Loan which was due prior to the notice terminating the Servicer's rights and obligations hereunder and received after such notice, that portion to which the Servicer would have been entitled pursuant to Sections 3.03 and 3.09 as well as its Servicing Fee in respect thereof, and any other amounts payable to the Servicer hereunder the entitlement to which arose prior to the termination of its activities hereunder.

         Notwithstanding the foregoing, a delay in or failure of performance under Section 7.01(i) or under Section 7.01(ii) after the applicable grace periods specified in such Sections, shall not constitute a Servicing Default if such delay or failure could not be prevented by the exercise of reasonable diligence by the Servicer and such delay or failure was caused by an act of God or the public enemy, acts of declared or undeclared war, public disorder, rebellion or sabotage, epidemics, landslides, lightning, fire, hurricanes, earthquakes, floods or similar causes. The preceding sentence shall not relieve the Servicer from using reasonable efforts to perform its respective obligations in a timely manner in accordance with the terms of this Servicing Agreement and the Servicer shall provide the Indenture Trustee and the Securityholders with notice of such failure or delay by it, together with a description of its efforts to so perform its obligations. The Servicer shall immediately notify the Indenture Trustee and the Owner Trustee in writing of any Servicing Default.

         Section 7.02 Indenture Trustee to Act; Appointment of Successor. (a) On and after the time the Servicer receives a notice of termination pursuant to
Section 7.01 or sends a notice pursuant to Section 6.04, the Indenture Trustee shall be the successor in all respects to the Servicer in its capacity as servicer under this Servicing Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Servicer by the terms and provisions hereof. Nothing in this Servicing Agreement or in the Trust Agreement shall be construed to permit or require the Indenture Trustee to (i) succeed to the responsibilities, duties and liabilities of the initial Servicer in its capacity as Sponsor under the Loan Purchase Agreement, (ii) be responsible or accountable for any act or omission of the Servicer prior to the issuance of a notice of termination hereunder, (iii) require or obligate the Indenture Trustee, in its capacity as successor Servicer, to purchase, repurchase or substitute any Loan,
(iv) fund any losses on any Permitted Investment directed by any other Servicer or (v) be responsible for the representations and warranties of the Servicer. As compensation therefor, the Indenture Trustee shall be entitled to such compensation as the Servicer would have been entitled to hereunder if no such notice of termination had been given. Notwithstanding the above, (i) if the Indenture Trustee is unwilling to act as successor Servicer, or (ii) if the Indenture Trustee is legally unable so to act, the Indenture Trustee may (in the situation described in clause (i)) or shall (in the situation described in clause (ii)) appoint or petition a court of competent jurisdiction to appoint any established housing and home finance institution, bank or other mortgage loan or home equity loan servicer having a net worth of not less than $10,000,000 as the successor to the Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Servicer hereunder; provided that the appointment of any such successor Servicer will not result in the qualification, reduction or withdrawal of the ratings assigned to the Securities by the Rating Agencies. Pending appointment of a successor to the Servicer hereunder, unless the Indenture Trustee is prohibited by law from so acting, the Indenture Trustee shall act in such capacity as hereinabove provided. In connection with such appointment and assumption, the successor shall be entitled to receive compensation out of payments on Loans in an amount equal to the compensation which the Servicer would otherwise have received pursuant to Section 3.09 (or such lesser compensation as the Indenture Trustee and such successor shall agree). The appointment of a successor Servicer shall not affect any liability of the predecessor Servicer which may have arisen under this Servicing Agreement prior to its termination as Servicer (including, without limitation, the obligation to purchase Loans pursuant to Section 3.01 or to pay any deductible under an insurance policy pursuant to Section 3.04), nor shall any successor Servicer be liable for any acts or omissions of the predecessor Servicer or for any breach by such Servicer of any of its representations or warranties contained herein or in any related document or agreement. The Indenture Trustee and such successor shall take such action, consistent with this Servicing Agreement, as shall be necessary to effectuate any such succession.

         (b) Any successor, including the Indenture Trustee, to the Servicer as servicer shall during the term of its service as servicer (i) continue to service and administer the Loans for the benefit of the Securityholders and (ii) maintain in force a policy or policies of insurance covering errors and omissions in the performance of its obligations as Servicer hereunder and a fidelity bond in respect of its officers, employees and agents to the same extent as the Servicer is so required pursuant to Section 3.13.

         (c) Any successor Servicer, including the Indenture Trustee, shall not be deemed in default or to have breached its duties hereunder if the predecessor Servicer shall fail to deliver any required deposit to the Custodial Account or otherwise cooperate with any required servicing transfer or succession hereunder.

         Section 7.03 Notification to Securityholders. Upon any termination of or appointment of a successor to the Servicer pursuant to this Article VII or
Section 6.04, the Indenture Trustee shall give prompt written notice thereof to the Securityholders, the Issuing Entity and each Rating Agency.

                                  ARTICLE VIII

                            Miscellaneous Provisions

         Section 8.01 Amendment. This Servicing Agreement may be amended from time to time by the parties hereto, provided that any amendment be accompanied by a letter from the Rating Agencies that the amendment will not result in the downgrading or withdrawal of the rating then assigned to the Securities, and the consent of the Indenture Trustee. Promptly after the execution by the Servicer, the Issuing Entity and the Indenture Trustee of any amendment of this Servicing Agreement pursuant to this Section 8.01, the Indenture Trustee shall provide the Custodian with written copies thereof. Any failure of the Indenture Trustee to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such amendment.

         Section 8.02 Governing Law. THIS SERVICING AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         Section 8.03 Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by certified mail, return receipt requested, to (a) in the case of the Servicer, [Name of Servicer], __________________________________, Attention: ___________, (b) in the case of
Moody's, Home Mortgage Loan Monitoring Group, 99 Church Street, 4th Floor, New York, New York 10007, (c) in the case of Standard & Poor's, 55 Water Street - 41 Floor, New York, New York st 10041, Attention: Residential Mortgage Surveillance Group, (d) in the case of the Owner Trustee, [Name of Owner Trustee], ____________________________________, Attention: _______ Trust Series ____-__,
(e) in the case of the Issuing Entity, to ______ Trust Series ____-__, c/o Owner Trustee, [Name of Owner Trustee], ______________________________________,
Attention: ______ Trust Series ____- __, (f) in the case of the Indenture Trustee, [Name of Indenture Trustee], ___________________________, Attention:
_______________ and (g) in the case of the Underwriter, at [Name of Underwriter], _____________________________, Attention: ________________; or, as
to each party, at such other address as shall be designated by such party in a written notice to each other party. Any notice required or permitted to be mailed to a Securityholder shall be given by first class mail, postage prepaid, at the address of such Securityholder as shown in the Register. Any notice so mailed within the time prescribed in this Servicing Agreement shall be conclusively presumed to have been duly given, whether or not the Securityholder receives such notice. Any notice or other document required to be delivered or mailed by the Indenture Trustee to any Rating Agency shall be given on a reasonable efforts basis and only as a matter of courtesy and accommodation and the Indenture Trustee shall have no liability for failure to delivery such notice or document to any Rating Agency.

         Section 8.04 Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Servicing Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Servicing Agreement and shall in no way affect the validity or enforceability of the other provisions of this Servicing Agreement or of the Securities or the rights of the Securityholders thereof.

         Section 8.05 Third-Party Beneficiaries. This Servicing Agreement will inure to the benefit of and be binding upon the parties hereto, the Securityholders, the Owner Trustee and their respective successors and permitted assigns. Except as otherwise provided in this Servicing Agreement, no other Person will have any right or obligation hereunder.

         Section 8.06 Counterparts. This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

         Section 8.07 Effect of Headings and Table of Contents. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

         Section 8.08 Termination Upon Purchase by the Servicer or Liquidation of All Loans; Partial Redemption. (a) The respective obligations and responsibilities of the Servicer, the Issuing Entity and the Indenture Trustee created hereby shall terminate upon the last action required to be taken by the Issuing Entity pursuant to the Trust Agreement and by the Indenture Trustee pursuant to the Indenture following the earlier of:

                  (i) the date on or before which the Indenture or Trust Agreement is terminated, or

                  (ii) the purchase by the Servicer from the Issuing Entity of all Loans and all property acquired in respect of any Loan at a price equal to the Termination Price.

         The right of the Servicer to purchase the assets of the Issuing Entity pursuant to clause (ii) above on any Payment Date is conditioned upon the Aggregate Loan Balance (after applying payments received in the related Collection Period) as of such Payment Date being less than ten percent of the Aggregate Loan Balance as of the Cut-off Date. If such right is exercised by the Servicer, the Servicer shall deposit the Termination Price calculated pursuant to clause (ii) above with the Indenture Trustee pursuant to Section 4.10 of the Indenture and, upon the receipt of such deposit, the Indenture Trustee or Custodian shall release to the Servicer, the files pertaining to the Loans being purchased.

         (b) The Servicer, at its expense, shall prepare and deliver to the Indenture Trustee for execution, at the time the Loans are to be released to the Servicer, appropriate documents assigning each such Loan from the Indenture Trustee or the Issuing Entity to the Servicer or the appropriate party.

         (c) The Servicer shall give the Indenture Trustee not less than seven Business Days' prior written notice of the Payment Date on which the Servicer anticipates that the final distribution will be made to Noteholders. Notice of any termination, specifying the anticipated Final Scheduled Payment Date or other Payment Date (which shall be a date that would otherwise be a Payment
Date) upon which the Noteholders may surrender their Notes to the Indenture Trustee (if so required by the terms hereof) for payment of the final distribution and cancellation, shall be given promptly by the Servicer to the Indenture Trustee specifying:

                  (i) the anticipated Final Scheduled Payment Date or other Payment Date upon which final payment of the Notes is anticipated to be made upon presentation and surrender of Notes at the office or agency of the Indenture Trustee therein designated; and

                  (ii) the amount of any such final payment, if known.

         Section 8.09 Certain Matters Affecting the Indenture Trustee. For all purposes of this Servicing Agreement, in the performance of any of its duties or in the exercise of any of its powers hereunder, the Indenture Trustee shall be subject to and entitled to the benefits of Article VI of the Indenture.

         Section 8.10 Owner Trustee Not Liable for Related Documents. The recitals contained herein shall be taken as the statements of the Depositor, and the Owner Trustee assumes no responsibility for the correctness thereof. The Owner Trustee makes no representations as to the validity or sufficiency of this Servicing Agreement, of any Basic Document or of the Certificates (other than the signatures of the Owner Trustee on the Certificates) or the Notes, or of any Related Documents. The Owner Trustee shall at no time have any responsibility or liability with respect to the sufficiency of the Owner Trust Estate or its ability to generate the payments to be distributed to Certificateholders under the Trust Agreement or the Noteholders under the Indenture, including, the compliance by the Depositor or the Sponsor with any warranty or representation made under any Basic Document or in any related document or the accuracy of any such warranty or representation, or any action of the Certificate Paying Agent, the Certificate Registrar or the Indenture Trustee taken in the name of the Owner Trustee.

         It is expressly understood and agreed by the parties hereto that with respect to the execution of this Agreement by [Name of Owner Trustee] (the "Trust Company") for the Issuing Entity (a) this Agreement is executed and delivered by the Trust Company, not individually or personally, but solely as Owner Trustee, in the exercise of the powers and authority conferred and vested in it, pursuant to the Owner Trust Agreement, (b) each of the representations, undertakings and agreements herein made on the part of the Issuing Entity is made and intended not as personal representations, undertakings and agreements by the Trust Company but is made and intended for the purpose for binding only the Issuing Entity, (c) nothing herein contained shall be construed as creating any liability on the Trust Company, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any person claiming by, through or under the parties hereto, and (d) under no circumstances shall the Trust Company be personally liable for the payment of any indebtedness or expenses of the Issuing Entity or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuing Entity under this Agreement or any other related documents.

         IN WITNESS WHEREOF, the Servicer, the Indenture Trustee and the Issuing Entity have caused this Servicing Agreement to be duly executed by their respective officers or representatives all as of the day and year first above written.

                               [NAME OF SERVICER],
                                        as Servicer



                               By:________________________________
                                        Name:
                                        Title:



                                      TRUST SERIES
                               ___________________________________



                               By: [NAME OF OWNER TRUSTEE], not in its
                               individual capacity but solely as Owner Trustee



                               By:________________________________
                                        Name:
                                        Title:



                               [NAME OF INDENTURE TRUSTEE],
                                        as Indenture Trustee



                               By:________________________________
                                        Name:
                                        Title:

                                    EXHIBIT A

                                  LOAN SCHEDULE

                          (TO BE PROVIDED UPON REQUEST)

                                    EXHIBIT B

                            LIMITED POWER OF ATTORNEY


KNOW ALL MEN BY THESE PREMISES:

That [Name of Indenture Trustee], as Indenture Trustee (the "Trustee"), under the Indenture (the "Indenture") among ________________________________________
and the Indenture Trustee, a national banking association organized and existing under the laws of the State of ________, and having its principal office located at_____________________________________________, hath made, constituted and appointed, and does by these presents make, constitute and appoint ________________________, a corporation organized and existing under the laws of the State of ______________, its true and lawful Attorney-in-Fact, with full power and authority to sign, execute, acknowledge, deliver, file for record, and record any instrument on its behalf and to perform such other act or acts as may be customarily and reasonably necessary and appropriate to effectuate the following enumerated transactions in respect of any of the mortgages or deeds of trust (the "Mortgages" and the "Deeds of Trust", respectively) creating a trust, second lien, third lien or an estate in fee simple interest in real property securing a Loan and promissory notes secured thereby (the "Mortgage Notes") for which the undersigned is acting as Indenture Trustee for various Securityholders (whether the undersigned is named therein as mortgagee or beneficiary or has become mortgagee by virtue of Endorsement of the Mortgage Note secured by any such Mortgage or Deed of Trust) and for which [Name of Servicer] is acting as Servicer pursuant to a Servicing Agreement, dated as of ____________ 1, ____ (the "Servicing Agreement").

This appointment shall apply only to transactions which the Trustee is authorized to enter into under the Indenture, but in no event shall apply to any transactions other than the following enumerated transactions only:

         (1) The modification or re-recording of a Mortgage or Deed of Trust, where said modification or rerecording is for the purpose of correcting the Mortgage or Deed of Trust to conform same to the original intent of the parties thereto or to correct title errors discovered after such title insurance was issued and said modification or re-recording, in either instance, does not adversely affect the lien of the Mortgage or Deed of Trust as insured.

         (2) The subordination of the lien of a Mortgage or Deed of Trust to an easement in favor of a public utility company or a government agency or unit with powers of eminent domain; this section shall include, without limitation, the execution of partial satisfactions/releases, partial reconveyances or the execution of requests to trustees to accomplish same.

         (3) With respect to a Mortgage or Deed of Trust, the foreclosure, the taking of a deed in lieu of foreclosure, or the completion of judicial or non-judicial foreclosure or termination, cancellation or rescission of any such foreclosure, including, without limitation, any and all of the following acts:

         a) The substitution of trustee(s) serving under a Deed of Trust, in accordance with state law and the Deed of Trust;

         b)       Statements of breach or non-performance;

         c)       Notices of default;

         d) Cancellations/rescissions of notices of default and/or notices of sale;

         e)       The taking of a deed in lieu of foreclosure; and

         f) Such other documents and actions as may be necessary under the terms of the Mortgage, Deed of Trust or state law to expeditiously complete said transactions.

         (4) The conveyance of the properties to the mortgage insurer, or the closing of the title to the property to be acquired as real estate owned, or conveyance of title to real estate owned.

         (5)      The completion of loan assumption agreements.

         (6) The full satisfaction/release of a Mortgage or Deed of Trust or full reconveyance upon payment and discharge of all sums secured thereby, including, without limitation, cancellation of the related Mortgage Note.

         (7) The assignment of any Mortgage or Deed of Trust and the related Mortgage Note, in connection with the repurchase of the Loan secured and evidenced thereby.

         (8) The full assignment of a Mortgage or Deed of Trust upon payment and discharge of all sums secured thereby in conjunction with the refinancing thereof, including, without limitation, the endorsement of the related Mortgage Note.

         (9) The modification or re-recording of a Mortgage or Deed of Trust, where said modification or rerecording is for the purpose of any modification pursuant to Section 3.01 of the Servicing Agreement.

         (10) The subordination of the lien of a Mortgage or Deed of Trust, where said subordination is in connection with any modification pursuant to Section 3.01 of the Servicing Agreement, and the execution of partial satisfactions/releases in connection with such same Section 3.01.

The undersigned gives said Attorney-in-Fact full power and authority to execute such instruments and to do and perform all and every act and thing necessary and proper to carry into effect the power or powers granted by or under this Limited Power of Attorney as fully as the undersigned might or could do, and hereby does ratify and confirm to all that said Attorney-in-Fact shall lawfully do or cause to be done by authority hereof.

Third parties without actual notice may rely upon the exercise of the power granted under this Limited Power of Attorney; and may be satisfied that this Limited Power of Attorney shall continue in full force and effect has not been revoked unless an instrument of revocation has been made in writing by the undersigned.


                                    [NAME OF INDENTURE TRUSTEE], not in its
                                    individual capacity, but solely as Indenture
                                    Trustee under the Agreements and the
                                    Indentures.



Name: __________________________    Name: ____________________________
Title:__________________________    Title: ___________________________

STATE OF       )
               S.
COUNTY OF      )

         On this __ day of ____________, ____, before me the undersigned, Notary Public of said State, personally appeared _______________________________ and _____________________ personally known to me to be duly authorized officers of [Name of Indenture Trustee] that executed the within instrument and personally known to me to be the persons who executed the within instrument on behalf of [Name of Indenture Trustee] therein named, and acknowledged to me such [Name of Indenture Trustee] executed the within instrument pursuant to its by-laws.


                                             WITNESS my hand and official seal.


                                             ___________________________________
                                             Notary Public in and for the
                                             State of __________________________

After recording, please mail to:
_______________________________
_______________________________
_______________________________
Attn:

                                    EXHIBIT C
                           FORM OF REQUEST FOR RELEASE

To:      [Custodian]

         Re: Servicing Agreement, dated as of ____________ 1, ____, among [Name of Indenture Trustee], as Indenture Trustee, ______ Trust Series ____-__, as Issuing Entity, and [Name of Servicer], as Servicer


         In connection with the administration of the Loans held by you as the Custodian on behalf of the Indenture Trustee under the Custodial Agreement, dated as of _________ 1, ____, among the Indenture Trustee, and [Name of Custodian], we request the release, and acknowledge receipt, of the (Custodial File/[specify documents]) for the Loan described below, for the reason indicated.

Mortgagor's Name Address & ZIP Code:

Loan Number:

Reason For Requesting Documents  (check one)

         ___      1.       Loan Paid in Full (The undersigned hereby certifies
                           that all amounts received in connection therewith have been credited to the account of the Indenture
                           Trustee.)

         ___      2.       Loan Liquidated by ____________________ (The
                           undersigned hereby certifies that all proceeds of foreclosure, insurance, condemnation or other liquidation have been finally received and credited to the Custodial Account.)

         ___      3.       Loan in Foreclosure

         ___      4.       Other (explain)

         If box 1 or 2 above is checked, and if all or part of the Custodial File was previously released to us, please release to us our previous request and receipt on file with you, as well as any additional documents in your possession relating to the specified Loan.

         If box 3 or 4 above is checked, upon our return of all of the above documents to you as the Custodian, please acknowledge your receipt by signing in the space indicated below, and returning this form.

                                    [NAME OF SERVICER], as Servicer


                                    ______________________________________
                                    By:
                                    Name:
                                    Title:

                                    Date:



Acknowledgment of Documents returned to the Custodian:

                                    [NAME OF CUSTODIAN], as Custodian



                                    ______________________________________
                                    By:
                                    Name:
                                    Title:

                                    Date:

                                    EXHIBIT D

                      CERTIFICATE PURSUANT TO SECTION 3.08

                             (Provided Upon Request)

                                    EXHIBIT E

                       SERVICING CRITERIA TO BE ADDRESSED
                           IN ASSESSMENT OF COMPLIANCE

Definitions
Primary Servicer - transaction party having borrower contact Master Servicer - aggregator of pool assets
Securities Administrator - waterfall calculator (may be the Trustee, or may be the Master Servicer) Back-up Servicer - named in the transaction (in the event a Back up Servicer becomes the Primary Servicer, follow Primary Servicer obligations) Custodian - safe keeper of pool assets Paying Agent - distributor of funds to ultimate investor Trustee - fiduciary of the transaction

Note: The definitions above describe the essential function that the party performs, rather than the party's title. So, for example, in a particular transaction, the trustee may perform the "paying agent" and "securities administrator" functions, while in another transaction, the securities administrator may perform these functions.

Where there are multiple checks for criteria the attesting party will identify in their management assertion that they are attesting only to the portion of the distribution chain they are responsible for in the related transaction agreements.

Key:     X - obligation
         [X] - under consideration for obligation

------------------ ----------------------------------------- --------- ---------- ---------- --------- ------- ------------
Reg AB Reference   Servicing Criteria                         Primary    Master   Securities Custodian Paying     Trustee
                                                             Servicer   Servicer     Admin              Agent
------------------ ----------------------------------------- --------- ---------- ---------- --------- ------- ------------
                   General Servicing Considerations
------------------ ----------------------------------------- --------- ---------- ---------- --------- ------- ------------
                   Policies and  procedures  are instituted      X          X          X                            X
                   to  monitor  any  performance  or  other                                                    (Sec. 9.01)
                   triggers   and   events  of  default  in
                   accordance    with    the    transaction
1122(d)(1)(i)      agreements.
------------------ ----------------------------------------- --------- ---------- ---------- --------- ------- ------------
                   If  any  material  servicing  activities      X          X          X
                   are   outsourced   to   third   parties,
                   policies and  procedures  are instituted
                   to    monitor    the    third    party's
                   performance  and  compliance  with  such
1122(d)(1)(ii)     servicing activities.
------------------ ----------------------------------------- --------- ---------- ---------- --------- ------- ------------
                   Any   requirements  in  the  transaction
                   agreements   to   maintain   a   back-up
                   servicer   for  the  Pool   Assets   are
1122(d)(1)(iii)    maintained.
------------------ ----------------------------------------- --------- ---------- ---------- --------- ------- ------------
                   A   fidelity   bond   and   errors   and      X          X
                   omissions  policy  is in  effect  on the
                   party  participating  in  the  servicing
                   function    throughout   the   reporting
                   period  in  the   amount   of   coverage
                   required by and  otherwise in accordance
                   with  the   terms  of  the   transaction
1122(d)(1)(iv)     agreements.
------------------ ----------------------------------------- --------- ---------- ---------- --------- ------- ------------
                   Cash Collection and Administration
------------------ ----------------------------------------- --------- ---------- ---------- --------- ------- ------------
                   Payments  on pool  assets are  deposited      X          X          X                  X
                   into  the  appropriate   custodial  bank
                   accounts  and  related   bank   clearing
                   accounts no more than two business  days
                   following receipt,  or such other number
                   of  days  specified  in the  transaction
1122(d)(2)(i)      agreements.
------------------ ----------------------------------------- --------- ---------- ---------- --------- ------- ------------
                   Disbursements  made via wire transfer on      X          X          X                  X         X
                   behalf of an obligor  or to an  investor
1122(d)(2)(ii)     are made only by authorized personnel.
------------------ ----------------------------------------- --------- ---------- ---------- --------- ------- ------------
                   advances   of   funds   or    guarantees      X          X          X                  X         X
                   regarding  collections,  cash  flows  or                                                    (Sec. 8.01)
                   distributions,   and  any   interest  or
                   other fees  charged  for such  advances,
                   are  made,   reviewed  and  approved  as
                   specified     in     the     transaction
1122(d)(2)(iii)    agreements.
------------------ ----------------------------------------- --------- ---------- ---------- --------- ------- ------------
                   The    related    accounts    for    the                [X]                                      X
                   transaction,   such  as   cash   reserve
                   accounts  or accounts  established  as a
                   form  of  over  collateralization,   are
                   separately    maintained   (e.g.,   with
                   respect to  commingling  of cash) as set
1122(d)(2)(iv)     forth in the transaction agreements.
------------------ ----------------------------------------- --------- ---------- ---------- --------- ------- ------------
                   Each custodial  account is maintained at      X          X          X                            X
                   a    federally    insured     depository
                   institution   as   set   forth   in  the
                   transaction agreements.  For purposes of
                   this   criterion,   "federally   insured
                   depository  institution" with respect to
                   a foreign financial  institution means a
                   foreign   financial   institution   that
                   meets   the    requirements    of   Rule
                   13k-1(b)(1) of the  Securities  Exchange
1122(d)(2)(v)      Act.
------------------ ----------------------------------------- --------- ---------- ---------- --------- ------- ------------
                   Unissued  checks are  safeguarded  so as      X
1122(d)(2)(vi)     to prevent unauthorized access.
------------------ ----------------------------------------- --------- ---------- ---------- --------- ------- ------------
                   Reconciliations   are   prepared   on  a      X          X          X                  X         X
                   monthly   basis  for  all   asset-backed
                   securities    related   bank   accounts,
                   including    custodial    accounts   and
                   related bank  clearing  accounts.  These
                   reconciliations  are (A)  mathematically
                   accurate;   (B)   prepared   within   30
                   calendar  days after the bank  statement
                   cutoff  date,  or such  other  number of
                   days   specified   in  the   transaction
                   agreements;  (C)  reviewed  and approved
                   by  someone  other  than the  person who
                   prepared  the  reconciliation;  and  (D)
                   contain   explanations  for  reconciling
                   items.   These   reconciling  items  are
                   resolved  within  90  calendar  days  of
                   their original  identification,  or such
                   other  number of days  specified  in the
1122(d)(2)(vii)    transaction agreements.
------------------ ----------------------------------------- --------- ---------- ---------- --------- ------- ------------
                   Investor Remittances and Reporting
------------------ ----------------------------------------- --------- ---------- ---------- --------- ------- ------------
                   Reports to  investors,  including  those      X          X          X                            X
                   to be  filed  with the  Commission,  are
                   maintained   in   accordance   with  the
                   transaction  agreements  and  applicable
                   Commission  requirements.  Specifically,
                   such   reports   (A)  are   prepared  in
                   accordance  with  timeframes  and  other
                   terms  set  forth  in  the   transaction
                   agreements;   (B)  provide   information
                   calculated in accordance  with the terms
                   specified     in     the     transaction
                   agreements;   (C)  are  filed  with  the
                   Commission  as required by its rules and
                   regulations;    and   (D)   agree   with
                   investors' or the  trustee's  records as
                   to the total  unpaid  principal  balance
                   and number of Pool  Assets  serviced  by
1122(d)(3)(i)      the Servicer.
------------------ ----------------------------------------- --------- ---------- ---------- --------- ------- ------------
                   Amounts due to investors  are  allocated      X          X          X                  X         X
                   and   remitted   in   accordance    with
                   timeframes,  distribution  priority  and
                   other    terms    set   forth   in   the
1122(d)(3)(ii)     transaction agreements.
------------------ ----------------------------------------- --------- ---------- ---------- --------- ------- ------------
                   Disbursements  made to an  investor  are      X          X          X                  X         X
                   posted  within two business  days to the
                   Servicer's  investor  records,  or  such
                   other  number of days  specified  in the
1122(d)(3)(iii)    transaction agreements.
------------------ ----------------------------------------- --------- ---------- ---------- --------- ------- ------------
                   Amounts  remitted to  investors  per the      X          X          X                  X         X
                   investor  reports  agree with  cancelled
                   checks,  or other  form of  payment,  or
1122(d)(3)(iv)     custodial bank statements.
------------------ ----------------------------------------- --------- ---------- ---------- --------- ------- ------------
                   Pool Asset Administration
------------------ ----------------------------------------- --------- ---------- ---------- --------- ------- ------------
                   Collateral  or  security  on pool assets      X          X
                   is   maintained   as   required  by  the
                   transaction  agreements  or related pool
1122(d)(4)(i)      asset documents.
------------------ ----------------------------------------- --------- ---------- ---------- --------- ------- ------------
                   Pool  assets and related  documents  are      X          X
                   safeguarded    as    required   by   the
1122(d)(4)(ii)     transaction agreements
------------------ ----------------------------------------- --------- ---------- ---------- --------- ------- ------------
                   Any      additions,      removals     or      X          X                                       X
                   substitutions  to  the  asset  pool  are
                   made,    reviewed    and   approved   in
                   accordance   with  any   conditions   or
                   requirements    in    the    transaction
1122(d)(4)(iii)    agreements.
------------------ ----------------------------------------- --------- ---------- ---------- --------- ------- ------------
                   Payments on pool assets,  including  any      X
                   payoffs,  made in  accordance  with  the
                   related pool asset  documents are posted
                   to  the   Servicer's   obligor   records
                   maintained  no more  than  two  business
                   days  after   receipt,   or  such  other
                   number   of   days   specified   in  the
                   transaction  agreements,  and  allocated
                   to  principal,  interest  or other items
                   (e.g.,  escrow) in  accordance  with the
1122(d)(4)(iv)     related pool asset documents.
------------------ ----------------------------------------- --------- ---------- ---------- --------- ------- ------------
                   The  Servicer's  records  regarding  the      X
                   pool  assets  agree with the  Servicer's
                   records  with  respect  to an  obligor's
1122(d)(4)(v)      unpaid principal balance.
------------------ ----------------------------------------- --------- ---------- ---------- --------- ------- ------------
                   Changes  with  respect  to the  terms or      X          X
                   status  of  an  obligor's   pool  assets
                   (e.g., loan  modifications or re-agings)
                   are  made,   reviewed  and  approved  by
                   authorized  personnel in accordance with
                   the  transaction  agreements and related
1122(d)(4)(vi)     pool asset documents.
------------------ ----------------------------------------- --------- ---------- ---------- --------- ------- ------------
                   Loss  mitigation  or  recovery   actions      X          X
                   (e.g., forbearance plans,  modifications
                   and   deeds  in  lieu  of   foreclosure,
                   foreclosures   and   repossessions,   as
                   applicable)  are  initiated,   conducted
                   and  concluded  in  accordance  with the
                   timeframes    or   other    requirements
                   established    by    the     transaction
1122(d)(4)(vii)    agreements.
------------------ ----------------------------------------- --------- ---------- ---------- --------- ------- ------------
                   Records  documenting  collection efforts      X
                   are maintained  during the period a pool
                   asset is delinquent  in accordance  with
                   the   transaction    agreements.    Such
                   records  are  maintained  on at  least a
                   monthly  basis,  or  such  other  period
                   specified     in     the     transaction
                   agreements,  and  describe  the entity's
                   activities  in   monitoring   delinquent
                   pool  assets  including,   for  example,
                   phone   calls,   letters   and   payment
                   rescheduling   plans  in   cases   where
                   delinquency is deemed  temporary  (e.g.,
1122(d)(4)(viii)   illness or unemployment).
------------------ ----------------------------------------- --------- ---------- ---------- --------- ------- ------------
                   Adjustments  to interest  rates or rates      X          X
                   of return for pool assets with  variable
                   rates are computed  based on the related
1122(d)(4)(ix)     pool asset documents.
------------------ ----------------------------------------- --------- ---------- ---------- --------- ------- ------------
                   Regarding  any  funds  held in trust for      X
                   an  obligor  (such as escrow  accounts):
                   (A)  such   funds   are   analyzed,   in
                   accordance   with  the  obligor's   pool
                   asset  documents,  on at least an annual
                   basis,  or such other  period  specified
                   in  the  transaction   agreements;   (B)
                   interest  on  such  funds  is  paid,  or
                   credited,   to  obligors  in  accordance
                   with  applicable  pool  asset  documents
                   and state  laws;  and (C) such funds are
                   returned  to  the   obligor   within  30
                   calendar  days of full  repayment of the
                   related  pool  assets,   or  such  other
                   number   of   days   specified   in  the
1122(d)(4)(x)      transaction agreements.
------------------ ----------------------------------------- --------- ---------- ---------- --------- ------- ------------
                   Payments  made on behalf  of an  obligor      X
                   (such as tax or insurance  payments) are
                   made on or before  the  related  penalty
                   or  expiration  dates,  as  indicated on
                   the  appropriate  bills or  notices  for
                   such   payments,   provided   that  such
                   support   has  been   received   by  the
                   servicer  at  least  30  calendar   days
                   prior  to  these  dates,  or such  other
                   number   of   days   specified   in  the
1122(d)(4)(xi)     transaction agreements.
------------------ ----------------------------------------- --------- ---------- ---------- --------- ------- ------------
                   Any late payment  penalties in connection     X
                   with any  payment to be made on behalf of
                   an obligor  are paid from the  Servicer's
                   funds  and not  charged  to the  obligor,
                   unless  the late  payment  was due to the
1122(d)(4)(xii)    obligor's error or omission.
------------------ ----------------------------------------- --------- ---------- ---------- --------- ------- ------------
                   Disbursements   made  on   behalf  of  an     X
                   obligor  are posted  within two  business
                   days to the obligor's records  maintained
                   by the servicer,  or such other number of
                   days   specified   in   the   transaction
1122(d)(4)(xiii)   agreements.
------------------ ----------------------------------------- --------- ---------- ---------- --------- ------- ------------
                   Delinquencies,      charge-offs      and                 X          X                            X
                   uncollectible  accounts  are  recognized
                   and  recorded  in  accordance  with  the
1122(d)(4)(xiv)    transaction agreements.
------------------ ----------------------------------------- --------- ---------- ---------- --------- ------- ------------
                   Any   external   enhancement   or   other                           X                            X
                   support,  identified  in Item  1114(a)(1)
                   through  (3) or Item  1115 of  Regulation
                   AB,  is  maintained  as set  forth in the
1122(d)(4)(xv)     transaction agreements.
------------------ ----------------------------------------- --------- ---------- ---------- --------- ------- ------------